                                                                    Exhibit 10.6

                          OFFICE SPACE LEASE AGREEMENT

                                     Between


                          K/B Opportunity Fund I, L.P.,
                         a Delaware Limited Partnership
                                  as Landlord,

                                       and


                         PREFERRED EMPLOYERS GROUP, INC.
                                   as Tenant,



                                      Dated


                                 August 1, 1994




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                          OFFICE SPACE LEASE AGREEMENT

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I THE PREMISES.........................................................1
         SECTION 1.1   Demise..................................................1
         SECTION 1.2   Premises................................................1
         SECTION 1.3   Nonexclusive Rights.....................................1
         SECTION 1.4   Landlord's Reserved Rights..............................1

ARTICLE II TERM................................................................2
         SECTION 2.1   Term....................................................2
         SECTION 2.2   Lease Commencement Date.................................2
         SECTION 2.3   Amendment to Lease......................................2
         SECTION 2.4   Anticipated Completion Date.............................2
         SECTION 2.5   Lease Year..............................................2
         SECTION 2.6   Acceptance of Possession by Tenant......................2

ARTICLE III RENT...............................................................2
         SECTION 3.1   Rent....................................................2
         SECTION 3.2   Base Rent...............................................3
         SECTION 3.3   Increase in Operating Costs.............................3
         SECTION 3.4   Additional Rent.........................................4
         SECTION 3.5   Sales Tax...............................................5
         SECTION 3.6   Payment of Rent.........................................5
         SECTION 3.7   Past Due Rent...........................................5

ARTICLE IV SECURITY DEPOSIT....................................................5
         SECTION 4.1   Security Deposit........................................5
         SECTION 4.2   Application of Security Deposit.........................5
         SECTION 4.3   Return of Security Deposit..............................6
         SECTION 4.4   Transfer of Security Deposit............................6
         SECTION 4.5   Mortgagee...............................................6
         SECTION 4.6   Third Party Claims on Security Deposit..................6

ARTICLE V USE OF PREMISES......................................................6
         SECTION 5.1   Use.....................................................6
         SECTION 5.2   Compliance with Laws....................................6

ARTICLE VI ASSIGNMENT AND SUBLETTING...........................................7
         SECTION 6.1   Prohibition.............................................7
         SECTION 6.2   Assignment in Bankruptcy................................8
         SECTION 6.3   Effect of Consent.......................................8

ARTICLE VII TENANT'S MAINTENANCE AND REPAIRS...................................9
         SECTION 7.1   Maintenance.............................................9
         SECTION 7.2   Repairs.................................................9

ARTICLE VIII TENANT ALTERATIONS................................................9
         SECTION 8.1   Prohibition.............................................9
         SECTION 8.2   Indemnification, Removal................................9

ARTICLE IX LANDLORD'S INTEREST NOT SUBJECT TO LIENS...........................10
         SECTION 9.1   Liens, Generally.......................................10
         SECTION 9.2   Mechanics Liens........................................10
         SECTION 9.3   Notices of Commencement................................10


                                      (i)
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ARTICLE X KEYS, SIGNS, FURNISHINGS AND EQUIPMENT..............................11
         SECTION 10.1  Keys...................................................11
         SECTION 10.2  Signs..................................................11
         SECTION 10.3  Landlord's Signage Rights..............................11
         SECTION 10.4  Removal of Signage.....................................11
         SECTION 10.5  Furnishings............................................11
         SECTION 10.6  Equipment..............................................11

ARTICLE XI INSPECTION BY LANDLORD.............................................12

ARTICLE XII INSURANCE.........................................................12
         SECTION 12.1  Liability Insurance....................................12
         SECTION 12.2  Property Insurance.....................................12
         SECTION 12.3  Other Insurance........................................12
         SECTION 12.4  Requirements...........................................12
         SECTION 12.5  Failure to Procure Insurance...........................12
         SECTION 12.6  Waiver of Subrogation..................................13
         SECTION 12.7  Insurance by Landlord..................................13
         SECTION 12.8  Increase in Landlord's Insurance Premium...............13

ARTICLE XIII SERVICES AND UTILITIES...........................................13
         SECTION 13.1  Services and Utilities.................................13
         SECTION 13.2  Normal Hours...........................................13
         SECTION 13.3  Interruptions..........................................14
         SECTION 13.4  Energy Conservation Control............................14
         SECTION 13.5  Landlord's Responsibilities............................14

ARTICLE XIV LIABILITY OF LANDLORD, INDEMNIFICATION
            BY TENANT.........................................................14
         SECTION 14.1  Liability of Landlord..................................14
         SECTION 14.2  Indemnification of Landlord............................15
         SECTION 14.3  Notice of Claim or Suit................................16
         SECTION 14.4  Transfer of Office Complex.............................16
         SECTION 14.5  No Offset Against Rent.................................16
         SECTION 14.6  Limitation on Liability of Landlord....................16

ARTICLE XV RULES AND REGULATIONS..............................................17

ARTICLE XVI DAMAGES OR DESTRUCTION............................................17
         SECTION 16.1  Damage of Destruction..................................17
         SECTION 16.2  Limitation of Landlord's Obligation....................17
         SECTION 16.3  Landlord's Termination Option..........................18

ARTICLE XVII CONDEMNATION.....................................................18
         SECTION 17.1  Condemnation...........................................18
         SECTION 17.2  Award..................................................18

ARTICLE XVIII DEFAULT BY TENANT...............................................19
         SECTION 18.1  Events of Default......................................19
         SECTION 18.2  Remedies on Default....................................20
         SECTION 18.3  Additional Remedies....................................21
         SECTION 18.4  No Waiver..............................................22
         SECTION 18.5  Landlord May Cure Tenant's Defaults....................22

ARTICLE XIX ATTORNMENT AND NONDISTURBANCE.....................................22
         SECTION 19.1  Nondisturbance.........................................22
         SECTION 19.2  Attornment and Waiver..................................23
         SECTION 19.3  Quiet Enjoyment........................................23

                                      (ii)
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ARTICLE XX END OF TERM........................................................24
         SECTION 20.1  Surrender of Premises..................................24
         SECTION 20.2  Holding Over...........................................24

ARTICLE XXI PARKING...........................................................24
         SECTION 21.1  Parking, Generally.....................................24
         SECTION 21.2  No Specified Spaces....................................24
         SECTION 21.3  Parking Garage Rules...................................25
         SECTION 21.4  Parking Garage Hours...................................25
         SECTION 21.5  No Liability of Landlord...............................25

ARTICLE XXII RELOCATION OF TENANT.............................................25
         SECTION 22.1  Entire Agreement; Modification.........................25
         SECTION 22.2  No Partnership.........................................25
         SECTION 22.3  Determination of Rentable Area.........................25
         SECTION 22.4  Brokers................................................25
         SECTION 22.5  Estoppel Certificates..................................25
         SECTION 22.6  Waiver of Jury Trial...................................26
         SECTION 22.7  Waiver of Right of Redemption..........................26
         SECTION 22.8  Venue..................................................26
         SECTION 22.9  Notices................................................27
         SECTION 22.10 Rules of Construction..................................27
         SECTION 22.11 Successors and Assigns.................................27
         SECTION 22.12 Waiver.................................................27
         SECTION 22.13 Costs and Attorneys' Fees..............................27
         SECTION 22.14 Time of the Essence....................................27
         SECTION 22.15 Governing Law..........................................27
         SECTION 22.16 No Recording...........................................27
         SECTION 22.17 Radon Gas Notification.................................27


                                     (iii)

                          OFFICE SPACE LEASE AGREEMENT


         THIS OFFICE SPACE LEASE AGREEMENT (this "Lease") is made as of this
        day of              , 19 , by and between K/B Opportunity Fund I, L.P.,
a Delaware Limited Partnership (hereinafter referred to as "Landlord"), and Preferred Employers Group, Inc. (hereinafter referred to as "Tenant").


                                    RECITALS:

         WHEREAS, Landlord is the record owner of fee simple title to that certain improved parcel of real property located in the City of Miami, Dade County, Florida, more particularly and legally described on Exhibit A attached hereto (the "Land"), upon which Landlord has developed an office complex known as Bayshore Executive Office Building (the "Office Complex"); and


         WHEREAS, Tenant desires to lease space in the Office Complex and Landlord is willing to rent space in the Office Complex to Tenant, upon and subject to the terms, conditions, covenants and agreements set forth hereinbelow.

         NOW, THEREFORE, for and in consideration of the premises hereof, the parties hereto, intending legally to be bound, hereby covenant, stipulate and agree as follows:


                                    ARTICLE I
                                  THE PREMISES

         1.1 Demise. Landlord does hereby demise, let and lease unto Tenant, and Tenant does hereby hire, lease and take as Tenant from Landlord, for the term, for the use and on those terms and conditions hereinafter specified in this Lease the premises hereinafter defined and described in Section 1.2 of this Lease.

         1.2 Premises. The Premises shall consist of and include approximately 8,500 square feet of the said total rentable area of approximately 11,600 square feet on the Penthouse (PH) floor of the Building of the Office Complex (the "Premises"). The location and configuration of the Premises are outlined on the floor plan attached hereto as Exhibit B and made a part hereof. As such time as the exact number of square feet of rentable area included in the Premises is
ascertained in accordance with Section     of this Lease, Landlord and Tenant
shall execute an amendment to this Lease more particularly described in Section
2.3 of this Lease, stating, among other things, the exact number of square feet of rentable area included in the Premises.

         1.3 Nonexclusive Rights. The lease of the Premises includes the nonexclusive right, together with the other tenants of the Office Complex and members of the public, to use the common and public areas of the Office Complex for purposes of ingress and egress, but includes no other rights not specifically set forth herein.

         1.4 Landlord's Reserved Rights. Landlord hereby reserves to itself and its successors and assigns the right (i) to change from time to time the street address and/or name of the Office Complex an/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public portions, of the Office Complex; (ii) to own, install, erect, use, maintain and repair and replace pipes and conduits in and through the Premises; and (iii) to grant to any other person or entity the exclusive right to conduct any particular business or undertaking in the Office Complex. Tenant hereby consents and agrees to the foregoing and further agrees and acknowledges that Landlord may exercise any or all of the foregoing rights without being deemed guilty of an eviction, actual or constructive, or a disturbance or interruption of the business of Tenant or of Tenant's use of occupancy of the Premises.

                                   ARTICLE II
                                      TERM

         2.1 Term. The term of this Lease ("Lease Term") shall commence at 12.01 a.m. on the Lease Commencement Date, as determined pursuant to Section 2.2 hereof, and shall continue unless earlier terminated in accordance with the provisions of this Lease, for the balance of the calendar month in which the Lease Commencement Date occurs and for a period of seven (7) years thereafter and shall cease, terminate and expire at 11:59 p.m. on the day which is the seventh (7th) annual anniversary of the last day of the calendar month in which the Lease Commencement Date occurs (the "Lease Expiration Date"). The Lease Expiration Date may be extended as provided in the Addendum of this Lease.

         2.2 Lease Commencement Date. The Lease Commencement Date shall be the date on which the Landlord substantially completes, or is deemed to have substantially completed, construction of the tenant improvements to be installed in the Premises, as determined pursuant to Paragraph 9 of Exhibit C attached hereto and made a part hereof. Notwithstanding that the Lease Commencement Date shall be established in the manner and on the date provided in this Section, Tenant and Landlord acknowledge and agree that this Lease is binding upon them as of the date of its execution by Tenant and Landlord.

         2.3 Amendment to Lease. Promptly after the Lease Commencement Date is ascertained, Landlord and Tenant shall execute a written amendment to the Lease in the form attached here to as Exhibit D and made a part hereof by reference thereto, setting forth the Lease Commencement Date and the Lease Expiration Date, and stating the exact number of square feet of rentable area included in the Premises.

         2.4 Anticipated Completion Date. Landlord presently anticipates that the Premises will be substantially completed and ready for occupancy by Tenant on or about September 1, 1994. In the event that Landlord's substantial completion of construction of the Premises or the delivery of possession of the Premises to Tenant is delayed, regardless of the reasons or causes of such delay, this Lease shall not be rendered void or voidable as a result of such delay, and the term of this Lease shall commence on the Lease Commencement Date as determined pursuant to Section 2.2 hereof. Furthermore, Landlord shall not have any liability whatsoever to Tenant on account of such delay.

         2.5 Lease Year. For purposes of this Lease, the term "Lease Year" shall mean each consecutive period of twelve (12) calendar months, commencing on the first day of the calendar month immediately following the month in which the Lease Commencement Date occurs and each anniversary of such day, except that the first Lease Year ("First Lease Year") shall also include the period from the Lease Commencement Date until the first day of the following month.

         2.6 Acceptance of Possession by Tenant. The taking of possession of the Premises by Tenant shall constitute an acknowledgment by Tenant that the Premises are in good condition and that all work and materials provided by Landlord are satisfactory, except as to any defects or incomplete work that are described in a written notice given by Tenant to Landlord no later than fifteen
(15) days after Tenant commences occupancy of the Premises. Landlord shall be obligated to correct and complete only those defects and incomplete items described in such notice which Landlord's architect or engineer confirms are, in fact, defective or incomplete items pursuant to the terms of Exhibit C, if any.


                                   ARTICLE III
                                      RENT

         3.1 Rent. Tenant shall pay as rent for the Premises the amounts set forth in this Article III (each of which shall be considered rent and all of which are, unless specifically stated otherwise, collectively referred to herein as "rent").

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         3.2 Base Rent. Tenant shall pay as base rent ("Base Rent") the sum set forth in the Addendum hereto annually, payable in equal monthly installments, in advance, as set forth in the Addendum hereto together with all applicable sales taxes thereon. The first payment of Base Rent shall be made upon the Lease Commencement Date, and the second and subsequent monthly payments shall be made on the first day of each and every calendar month (beginning with the second calendar month) during the Lease Term. If the Lease Commencement Date is a date other than the first day of a month, the first monthly installment of Base Rent shall be prorated for the period from such date until the first day of the following month at the rate of one thirtieth (1/30th) of the monthly installment for each day, payable in advance.

         3.3 Increase in Operating Costs. In addition to each monthly installment of Base Rent Tenant shall pay to Landlord as Additional Rent nine percent (9.0%) (being the approximate and agreed upon proportion which the floor area of the Premises bears to the total rentable office area of the Office Complex and being herein referred to as the "Tenant's Proportionate Share") of the excess during each calendar year of the Lease Term of the Basic Cost (as hereinafter defined). All payments under this Section 3.3 shall be deemed and considered to be Additional Rent as defined in Section 3.4 hereof.

         For the purposes hereof, the term "Basic Cost" as used herein shall mean all Operating Expenses (as hereinafter defined) of the Office Complex, which shall be computed on the accrual basis and shall consist of all expenditures determined by Landlord to be necessary in the ownership, management, operation and maintenance of the Office Complex. The term "Operating Expenses" as used herein shall mean all expenses, costs and disbursements (but not replacement of capital investment items or specific costs especially billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, management, operation and maintenance of the Office Complex, including, but not limited, to the following:

                  (a) All general and special real estate taxes, special assessment, and other ad valorem taxes, rates, levies and assessments payable in respect of such year by Landlord upon or with respect to the Office Complex or the land by any governmental or quasi-governmental authority and all taxes specifically imposed in lieu of any such taxes.

                  (b) All wages and salaries of all employees engaged in operating and maintenance or security of the Office Complex, including taxes, insurance and benefits relating thereto.

                  (c) The cost of all supplies and materials used in management, operation and maintenance of the Office Complex.

                  (d) All costs (including surcharges) of all utilities for the Office Complex, including without limitation water, sewer, electric power, heating, lighting, air conditioning and ventilating.

                  (e) All costs of all maintenance and service agreements for the Office Complex and the equipment therein, including without limitation on security and energy management services, window cleaning, elevator maintenance and janitorial service.

                  (f) All costs of all insurance relating to the Office Complex, including casualty and liability insurance applicable to the Office Complex and Landlord's personal property used in connection therewith.

                  (g) All costs of repairs and general maintenance of the Office Complex (excluding repairs and general maintenance paid by proceeds of insurance or by Tenant or other third parties, and alterations attributable solely to tenants of the Office Complex other than Tenant).

                  (h) Management fees and reimbursable costs and expenses for the manager of the Office Complex.

                  (i) All costs of professional services or fees involved in any contest of any taxes or assessments with respect to the Office Complex or the Land, including legal and accounting services.

                  (j) All costs of any additional services not provided to the Office Complex at the Lease Commencement Date but thereafter provided by Landlord in the prudent management of the Office Complex.

         Operating Costs shall not include the replacement of capital investment items or new capital improvements unless such items or improvements result in the decrease of the operating costs of the Office Complex, in which case the costs of said capital investment item or new capital improvement shall be included by spreading such costs over the period necessary to recover such costs form the savings accomplished by the decreased Operating Costs of the Office Complex.

         The "Initial Basic Cost" shall be defined as the Basic Cost for the calendar year which includes the Lease Commencement Date and is stipulated and agreed to be five dollars and forty five cents ($5.45) per square foot of rentable area of office space in the Office Complex.

         Prior to January 1 of each calendar year during the Lease Term after the calendar year which includes the Lease Commencement Date, Landlord shall provide to Tenant a comparison of the Initial Basic Cost and the projected Basic Cost for such upcoming calendar year, together with a statement of the projected excess of the Basic Cost over the Initial Basic Cost. During each month of the following calendar year, Tenant shall pay to Landlord, in advance and simultaneously with each monthly installment of Base Rent, one twelfth (1/12) of Tenant's Proportionate Share of any projected excess of the Basic Cost over the Initial Basic Cost for such calendar year. Landlord shall, within ninety (90) days (or as soon thereafter as possible) after the close of each calendar year following the calendar year of the Lease Commencement Date, provide Tenant a statement of such year's actual Basic Cost showing the actual excess of the Basic Cost over the Initial Basic Cost. If such statement shows that Tenant's monthly payments pursuant to this Section exceeded Tenant's share of the actual increase incurred for the preceding calendar year, then Landlord shall promptly refund such excess to Tenant. If such statement shows that Tenant's share of the actual increase in the Basic Cost exceeded the monthly payments from Tenant pursuant to this Section for the preceding calendar year, then Tenant shall within thirty (30) days after receipt of such statement pay the total amount of such deficiency to Landlord.

         Should this Lease Agreement commence at any time other than the first day of a calendar year, the payment of Tenant's Proportionate Share under this Section shall be prorated and adjusted for such commencement year on a proportionate daily basis (assuming a 365 day calendar year).

         Tenant's obligation to make the payments under this Section as Additional Rent shall survive any termination of this Lease by lapse of time or otherwise.

         Exclusive of increases in real estate taxes, insurance and utilities, the Tenant's Proportionate Share of Basic Costs shall not increase by more than five percent (5%) from any prior year.

         3.4 Additional Rent. If Landlord shall make any expenditure for which Tenant is responsible or liable under this Lease, or if Tenant shall become obligated to Landlord under this Lease for any sum other than Base Rent, including without limitation, Tenant's Proportionate Share of increased Basic Cost, as set forth in Section 3.3 of this Lease, the amount thereof shall be deemed to constitute additional rent ("Additional Rent") and shall be due and payable by Tenant to Landlord, together with all applicable sales taxes thereon, if any, simultaneously with the next succeeding monthly installment of Base Rent or at such other time as may be expressly provided in this Lease for the payment of same.

         3.5 Sales Tax. In addition to the Base Rent, Additional Rent and any other sums or amounts required to be paid by Tenant to Landlord pursuant to the provisions of this Lease, Tenant shall also pay to Landlord, simultaneously with such payment of such rents or other sums or amounts, the amount of any applicable sales, use or excise tax on any such rents or other sums or amounts so paid by Tenant to Landlord, whether the same be levied, imposed or assessed by the State of Florida or any other federal, state, county or municipal governmental entity or agency. Any such sales, use or excise taxes shall be paid by Tenant to Landlord at the same time that each of the Base Rent, Additional Rent or any other sum or amount with respect to which such taxes are payable are paid by Tenant to Landlord. In the event that any business, rent or other taxes that are now or hereafter levied upon Tenant's use or occupancy of the premises are enacted, changed or altered so that any of such taxes are levied against Landlord, or the mode of collection of such taxes is changed so that Landlord is responsible for collection or payment of such taxes, Tenant shall pay any and all such taxes to Landlord upon written demand from Landlord as Additional Rent.

         3.6 Payment of Rent. Each of the foregoing amounts of rent and other sums shall be paid to Landlord on the first (1st) day of every month during the Lease Term without demand and without deduction, set-off, claim or counterclaim of any nature whatsoever which Tenant may have or allege to have against Landlord, and all such payments shall, upon receipt by Landlord, be and remain the sole and absolute property of Landlord. All such rents and other sums shall be paid to Landlord in legal tender of the United States at the address to which notices to Landlord are to be given or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant. If Landlord shall at any time accept any such rents or other sums after the same shall become due and payable, such acceptance shall not excuse a delay upon subsequent occasions, or constitute or be construed as a waiver of any of Landlord's right hereunder.

         3.7 Past Due Rent. If Tenant fails to make any payment of Base Rent, Additional Rent or any other sums or amounts to be paid by Tenant hereunder within fifteen (15) days of the due therefor such payment is due and payable, Tenant shall pay to Landlord an administrative late charge of five percent (5%) of the amount of such payment. Such late charge shall constitute Additional Rent due and payable hereunder with the next installment of Base Rent due hereunder.


                                   ARTICLE IV
                                SECURITY DEPOSIT

         4.1 Security Deposit. Simultaneously with the execution of this Lease, Tenant shall deliver to Landlord the sum of twenty two thousand DOLLARS ($22,000.00), as a security deposit, plus applicable sales taxes, if any, (the "Security Deposit") as security for the faithful performance by Tenant of all of Tenant's obligations, covenants, conditions and agreements under this Lease. Landlord shall not be required to maintain the Security Deposit in a separate account and, the Security Deposit may be combined with other funds of Landlord unless otherwise required by law. The Security Deposit shall not earn interest, unless otherwise required by law.

         4.2 Application of Security Deposit. In the event of any default by Tenant hereunder, Landlord shall have the right, but shall not be obligated to use, apply or retain all or any portion of the Security Deposit for: (a) the payment of any Base Rent or Additional Rent or any other sum of money payable by Tenant to Landlord; (b) the payment of any amounts which Landlord may spend or become obligated to spend to repair physical damage to the Premises or the Office Complex or for any restoration pursuant to Articles V, VII, VIII, X and XVI or elsewhere in this Lease; or (c) the payment of any amount Landlord may spend or become obligated to spend, or for the compensation of Landlord for any losses incurred, by reason of any default by Tenant hereunder, including, but not limited to, any damage or deficiency arising in connection with the reletting of the Premises or any discharge of any liens against the Premises or any portion thereof. If any portion of the Security Deposit is so used or applied, then within three (3) business days after written notice to Tenant of such use or application Tenant shall deposit with Landlord cash in any amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall constitute a default under this Lease.

         4.3 Return of Security Deposit. Unless otherwise required by law, within thirty (30) days after the expiration of the Lease Term, and provided Tenant has vacated the Premises and is not in default hereunder, Landlord shall return the Security Deposit to Tenant, without interest, less such portion thereof as Landlord shall have appropriated and applied in accordance with the provisions of this Article.

         4.4 Transfer of Security Deposit. In the event of the sale or transfer of Landlord's interest in the Premises or the Office Complex, Landlord shall have the right to transfer the Security Deposit to the purchaser or assignee, in which event Tenant shall look only to the purchaser or assignee, as the new landlord, for the return of the Security Deposit, and Landlord hereunder shall thereupon be released and discharged from all liability to Tenant for the return of the Security Deposit.

         4.5 Mortgagee. Tenant hereby acknowledges that Tenant will not look to the holder of any mortgage encumbering the Office Complex (or any part thereof or interest therein) for return of the Security Deposit if such holder, or its successors or assigns, shall succeed to the ownership of the Office Complex, whether by foreclosure or deed in lieu thereof, except if and to the extent the Security Deposit is actually transferred to and accepted by such mortgage holder.

         4.6 Third Party Claims on Security Deposit. In the event of bankruptcy or other creditor debt proceedings against Tenant which result in a third party claim on the Security Deposit, the Security Deposit shall be deemed to be first applied to the payment of rents and other sums due Landlord for all periods prior to the filing of such proceedings.


                                    ARTICLE V
                                 USE OF PREMISES

         5.1 Use. Tenant shall throughout the term of this Lease, use and occupy the Premises solely for general office purposes and for no other use or purpose whatsoever without the prior written consent of Landlord. Tenant shall not use or occupy the Premises for any unlawful purposes or in any manner that will constitute waste, nuisance or unreasonable annoyance to the Landlord or other tenants of the Office Complex.

         5.2 Compliance with Laws. Tenant shall comply with all applicable laws, ordinances (including zoning ordinances and land use requirements), rules, regulations, and orders of all federal, state, county and municipal governments and any other public or quasi-public authority have jurisdiction over the Premises or the business activities conducted therein, including particularly but without limitation, those concerning the use, occupancy and condition of the Premises and all machinery, equipment and furnishings located therein, and of any insurance underwriting board or insurance inspection bureau having or claiming jurisdiction or any other body exercising similar functions and of all insurance companies from time to time selected by Landlord to write policies of insurance covering the Office Complex and any business activity conducted therein or therefrom. It is expressly understood that if any present or future law, ordinance, regulation or order requires an occupancy permit for the Premises, Tenant will obtain such permit at Tenant's own expense.

         Tenant, its officers, directors, employees, agents and invitees shall not permit the presence, handling, storage or transportation of hazardous or toxic materials or medical waste ("hazardous waste") in or about the Premises or the Office Complex, except in strict compliance with all laws, ordinances, rules, regulations, orders and guidelines of any government agency having jurisdiction, the applicable board of insurance underwriters, and the Rules and Regulations of the Office Complex. In no event shall hazardous waste be disposed of in or about the Premises or the Office Complex. Tenant shall obtain and maintain throughout the term of this lease all licenses and permits required in connection with Tenant's activities involving hazardous waste.

         Tenant shall notify Landlord immediately of any discharge or discovery of any hazardous waste at, upon, under, or within the Premises or the Office Complex. Tenant shall, at its sole cost and expense, comply with all remedial measures required by any governmental agency having jurisdiction. Tenant shall promptly forward to Landlord copies of all orders, notices, permits, applications, or other communications and reports received by Tenant in connection with any discharge or the presence of any hazardous waste or any other matters relating to the toxic waste or any similar laws or regulations, as they may affect the Premises or the Office Complex (collectively "Notice").

         The obligations, liabilities and responsibilities of Tenant, its officers and directors under this section shall survive the expiration or termination of this lease and shall include:

                  (a) The removal of any material deemed at any time to be hazardous waste on, within or released from the Premises or the Office Complex, whether such removal is done or completed by Tenant, Landlord, or any other person or entity and regardless of whether or not such removal is rendered pursuant to a court order or the order of a Governmental Agency (as defined below);

                  (b) Claims asserted by any person or entity (including, without limitation, any governmental agency or quasi-governmental authority, board, bureau, commission, department, instrumentality, public body, court, or administrative tribunal [a "Governmental Agency"], in connection with or in any way arising out of the presence, storage, use, disposal, generation, transportation, or treatment of any hazardous waste at, upon, under or within the Premises or the Office Complex, after the time that Tenant became an occupant or had control of the Premises;

                  (c) The preparation of an environmental audit on the Premises or the Office Complex, whether conducted or authorized by Tenant, Landlord or any third party, and the implementation of any such environmental audit's recommendations;

                  (d) To indemnify, defend and hold Landlord, its agents and mortgagees harmless from and against any and all claims, liabilities, injuries, damages, costs and expenses (including attorney's fees and costs through appeal) arising out of or in connection with any breach of this Article, including any direct, indirect, or consequential damages suffered by any individuals or entities related in any way to Tenant's use of hazardous materials at the Premises.


                                   ARTICLE VI
                            ASSIGNMENT AND SUBLETTING

         6.1 Prohibition. Tenant shall not have the right to assign, transfer, sublease, mortgage or otherwise encumber this Lease or its interest in the Premises without first obtaining the prior written consent of Landlord, which consent may not be unreasonably withheld by Landlord. No such assignment, transfer, sublease, mortgage or other encumbrance of this Lease, Tenant's interest in the Premises, or the right of occupancy hereunder may be effectuated by operation of law or otherwise without the prior written consent of Landlord, which consent may not be unreasonably withheld by Landlord. If Tenant is a partnership (whether general or limited) a withdrawal or change, whether involuntary or by operation of law, of partners owning a controlling interest in Tenant shall be deemed to be a voluntary assignment of this Lease subject to the foregoing prohibition. If Tenant is a corporation, any merger, consolidation or other reorganization of Tenant, or the sale or transfer of a controlling interest of the capital stock of Tenant, shall not be deemed to be a voluntary assignment of this Lease subject to the foregoing prohibition; Any attempted assignment, transfer, sublease, mortgage or other encumbrance by Tenant of this Lease or its interest in the Premises without Landlord's consent shall, at the option of Landlord, constitute a default by Tenant under this Lease entitling Landlord to exercise any or all of its rights and remedies under
Article XVIII of this Lease, and Tenant shall remain liable for all rent and other sums due under this Lease and all damages suffered by Landlord on account of such default by Tenant.

         6.2 Assignment in Bankruptcy. Notwithstanding any of the foregoing provisions, covenants, and conditions of Section 6.1 above to the contrary, in the event that this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. 101 et seq. (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of the Tenant within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord. If Tenant proposes to assign this Lease pursuant to the Provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to the Tenant, then notice of such proposed assignment setting forth (i) the name and address of such person, (ii) all of the terms and conditions of such offer, and (iii) the adequate assurance to be provided by Tenant to assure such person's future performance under the Lease, including, without limitation, the assurances referred to in the Bankruptcy Code, or any such successor or substitute legislation or rule thereto, shall be given to Landlord by Tenant no later than twenty (20) days after receipt by Tenant, but in any event no later than ten (10) days prior to the date that Tenant shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption. Landlord shall thereupon have the prior right and option, to be exercised by notice to Tenant given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person, less any brokerage commissions which may be payable out of the consideration to be paid by such person for the assignment of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

         6.3 Effect of Consent. The consent by Landlord to any assignment, transfer, sublease, mortgage or encumbrance shall not be construed as a waiver or release of Tenant from any and all liability for the performance of all covenants and obligations to be performed by Tenant under this Lease, nor shall the collection or acceptance of rent from any assignee, transferee or subtenant constitute a waiver or release of Tenant from any of its liabilities or obligations under this Lease. Landlord's consent to any assignment, transfer, sublease, mortgage or encumbrance shall not be construed as relieving Tenant (or any such assignee or subtenant) from the obligation of obtaining Landlord's consent to any further assignment, transfer, sublease, mortgage or encumbrance in accordance with the provisions of Sections 6.1 or 6.2 hereof, as applicable. For any period during which Tenant is in default hereunder, Tenant hereby assigns to Landlord the rents or other sums due from any subtenant or assignee of Tenant and hereby authorizes each subtenant or assignee to pay said rents or other sums directly to Landlord. All monies, rents or other consideration paid or delivered to, or received by, Tenant from any subtenant or assignee shall be held by Tenant in trust for Landlord and shall be paid to Landlord immediately upon demand therefor. Tenant further agrees to submit any and all instruments of assignment, transfer or sublease to Landlord for Landlord's prior written approval as to form and substance, which may be given or withheld by Landlord in its sole and absolute discretion, but which instruments shall provide, as an express condition precedent to Landlord's prior approval, that any assignee, transferee or sublessee agrees to remain jointly and severally liable to Landlord for all obligations imposed by any such agreement of assignment, transfer or sublease.


                                   ARTICLE VII
                        TENANT'S MAINTENANCE AND REPAIRS

         7.1 Maintenance. Tenant will keep and maintain the Premises and all fixtures and equipment located therein in clean, safe and sanitary condition, will take good care thereof and make all required repairs thereto, and will suffer no waste or injury thereto. Landlord, at its cost, shall provide and install Building Standard light fixtures as provided in Exhibit C attached hereto, if any, and all replacement tubes for such light fixtures. All other bulbs, tubes and lighting fixtures for the Premises shall be provided and installed by Tenant at its cost and expense.

         7.2 Repairs. Except as otherwise provided in Article XVII hereof, all injury, breakage and damage to the Premises and to any other part of the Office Complex caused by any act or omission of Tenant, or of any agent, employee, subtenant, contractor, customer or invitee of Tenant, shall be repaired by and at the sole expense of Tenant, except that Landlord shall have the right, at its option, to make such repairs and to charge Tenant for all costs and expenses incurred in connection therewith as Additional Rent hereunder, which shall be due and payable upon demand.


                                  ARTICLE VIII
                               TENANT ALTERATIONS

         8.1 Prohibition. Tenant will not make or permit anyone to make any alteration, addition, improvements, removal, demolition or other construction or work of any nature (collectively "Alterations") structural or otherwise, in or to any portion of the interior or exterior of Premises or the Office Complex, without the prior written consent of Landlord, which may not be unreasonably withheld. Landlord may impose any conditions upon its approval as it deems appropriate, including, without limitation, (a) the review and approval of any plans and specifications for such work, (b) the review and approval of the contractor or other persons who will perform the work, and (c) the acquisition by Tenant of specified additional insurance. All Alterations permitted by Landlord and constructed or installed by Tenant shall conform to all laws, ordinances, rules and regulations and requirements as set forth in Section 5.2 of this Lease. As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written, unconditional waivers of mechanic's and materialmen's liens against the Office Complex and the Land from all proposed contractors, subcontractors, laborers and material suppliers for all work, labor and services to be performed and materials to be furnished in connection with any such alteration, addition, removal or demolition.

         8.2 Indemnification, Removal. Tenant shall indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, liabilities and damages based on or arising, directly or indirectly, by reason of any Alterations within or upon the Premises. If any Alterations are undertaken or permitted by Tenant without the prior written consent of Landlord, Landlord shall have the right to remove and correct such Alterations and restore the Premises to its condition immediately prior thereto, and Tenant shall be liable for all costs and expenses incurred by Landlord in connection therewith, which shall be paid by Tenant to Landlord as Additional Rent.

                                   ARTICLE IX
                    LANDLORD'S INTEREST NOT SUBJECT TO LIENS

         9.1 Liens, Generally. Tenant shall not create or cause to be imposed, claimed or filed upon the Premises, the Office Complex or the Land or upon any portion or portions thereof, or upon the interest of Landlord therein, any lien, claim of lien, order for the payment of money, charge or other encumbrance whatsoever. If any such lien, order, charge or other encumbrance shall be imposed, claimed or filed, Tenant shall, at its sole cost and expense, cause the same to be fully paid and satisfied or otherwise discharged of record by bonding or otherwise not later than seven (7) days following the earlier of (a) demand from Landlord that the same be paid and satisfied or discharged of record or (b) the filing for record of such lien, order, charge or other encumbrance. Tenant shall indemnify and save and hold Landlord harmless from and against any and all costs, liabilities, suits, penalties, claims and demands whatsoever, and from and against any and all attorneys' fees, at both trial and all appellate levels, resulting or on account thereof and therefrom. In the event that Tenant shall fail to comply with the foregoing provisions of this Section, such failure shall constitute a default hereunder and Landlord shall have, in addition to its other rights under this Lease, the option of paying, satisfying or otherwise discharging (by bonding or otherwise) such lien, charge or encumbrance and Tenant agrees to reimburse Landlord, upon demand and as Additional Rent, for all sums so paid and for all costs and expenses incurred by Landlord in connection therewith, together with interest thereon, until paid.

         9.2 Mechanics Liens. Landlord's interest in the Premises shall not be subjected to liens of any nature by reason of Tenant's construction, alteration, repair, restoration, replacement or reconstruction of any improvements on or in the Premises, including those arising in connection with or as an incident to the construction of any tenant improvements or permitted Alterations, or by reason of any other act or omission of Tenant (or of any person claiming by, through or under Tenant) including, but not limited to, mechanics' and materialmen's liens. All persons dealing with Tenant are hereby placed on notice that such persons shall not look to Landlord or to Landlord's credit or assets (including Landlord's interest in the Premises or the Office Complex) for payment or satisfaction of any obligations incurred in connection with the construction, alteration, repair, restoration, replacement or reconstruction thereof by or on behalf of Tenant. Tenant has no power, right or authority to subject Landlord's interest in the Premises, the Office Complex or the Land to any mechanics' or materialmen's lien or claim of lien or any other encumbrance whatsoever. If a lien, a claim of lien or an order for the payment of money shall be imposed against the Premises or any improvement thereon, therein or thereto, on account of work performed, or alleged to have been performed, for or on behalf of Tenant, Tenant shall, within seven (7) days after written notice of the imposition of such lien, claim or order, cause the Premises and such improvements, to be released therefrom by the payment of the obligation secured thereby or by furnishing a bond or by any other method prescribed or permitted by law. If a lien is released, Tenant shall thereupon furnish Landlord with a written instrument of release in form for recording in the office of the Clerk of the Circuit Court, Dade County, Florida, and otherwise sufficient to establish the release as a matter of record.

         9.3 Notices of Commencement. Prior to commencement by Tenant of any Alterations for which a Notice of Commencement is required pursuant to Chapter 713, Florida Statutes (or its successor), Tenant shall record such a notice in the office of the Clerk of the Circuit Court, Dade County, Florida, identifying Tenant as the party for whom such work is being performed and requiring the service of copies of all notices, liens or claims of lien upon Landlord. Any such Notice of Commencement shall clearly reflect that the interest of Tenant in the Premises is that of a leasehold estate and shall also clearly reflect that the interest of Landlord as the fee simple owner of the Premises shall not be subject to mechanics' materialmen's liens on account of the work which is the subject of such Notice of Commencement. A copy of any such Notice of Commencement shall be furnished to and approved by Landlord and its attorneys prior to the recording thereof, as aforesaid.

                                    ARTICLE X
                     KEYS, SIGNS, FURNISHINGS AND EQUIPMENT

         10.1 Keys. Landlord shall provide two (2) keys to the front door of the office and two (2) keys to the restrooms on the floor. Additional keys will be provided at the cost of Three DOLLARS ($3.00) per key.

         10.2 Signs. No sign, advertisement or notice (collectively "Signs") shall be inscribed, painted, affixed or otherwise displayed on any part of the exterior or the interior of the Premises or the Office Complex, except on the directories and the doors of office and such other areas as are designated by Landlord, and then only in such place, number, size, color and style as are approved by Landlord in its sole discretion. All of Tenant's Signs which are approved by Landlord shall be installed and maintained by Landlord, at Tenant's sole cost and expense. If any Sign that had not been approved by Landlord is exhibited, displayed or installed by Tenant, Landlord shall have the right to remove the same at Tenant's expense.

         10.3 Landlord's Signage Rights. Landlord reserves the right to affix, install and display signs, advertisements and notices on any part of the exterior or interior of the Office Complex.

         10.4 Removal of Signage. At the end of the Lease Term or earlier termination of this Lease, Tenant shall remove all Signs from the Premises or Office Complex and, at its expense, repair any damage to the Premises or Office Complex on account thereof, or at Landlord's option, Landlord may remove such Signs and repair such damage, if any, at Tenant's expense, which shall be repaid to Landlord upon demand.

         10.5 Furnishings. Landlord shall have the right to prescribe the weight and position of safes and other heavy equipment and fixtures in the Premises, which, if permitted by Landlord, shall be installed in such manner so as to adequately and safely distribute their weight. Any and all damage or injury to the Premises or the Office Complex caused by moving the same into or upon the Premises, shall be repaired by Tenant at its sole cost and expense, or, at Landlord's option, Landlord may repair such damage at Tenant's expense, which shall be repaid to Landlord upon demand. No furniture, equipment or other bulky material of any description will be received into the Office Complex or carried in the elevators except as approved by Landlord, and all such furniture, equipment and other bulky material shall be delivered only through the designated delivery entrance of the Office Complex and the designated freight elevator. Landlord may, but shall not be obligated to, supervise all moving of furniture, equipment and other materials, but Landlord shall not, however, be responsible for any damage to or charges for moving the same. Tenant agrees to remove promptly from the sidewalks adjacent to or the hallways or walkways within the Office Complex any of Tenant's furniture, equipment or other material there delivered or deposited.

         10.6 Equipment. Tenant will not install or operate in the Premises any electrically operated equipment or machinery that operates on greater than 110 volt power without first obtaining the prior written consent of the Landlord. Landlord may condition such consent as it deems appropriate and may require the payment by Tenant of an amount, as Additional Rent, in compensation for the excess consumption of electricity or other utilities and for the cost of any additional wiring or apparatus that may be occasioned by the operation of such equipment or machinery, together with applicable sales tax, if any. Tenant shall not install any equipment of any type or nature that will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air conditioning system or electrical system of the Premises or the Office Complex without first obtaining the prior written consent of the Landlord, which consent may be withheld in Landlord's sole and absolute discretion. Tenant shall not permit business machines and mechanical equipment belonging to Tenant to cause noise or vibration that may be transmitted to the structure of the Office Complex or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Office Complex.

                                   ARTICLE XI
                             INSPECTION BY LANDLORD

         Landlord and its agents and representatives, shall have the right, after reasonable advance notice and during normal business hours, to enter the Premises, without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect and protect the Premises and the Office Complex, to make such a alterations and/or repairs as in the sole judgment of Landlord may be deemed necessary, or to exhibit the same to prospective tenants during the last one hundred eighty (180) days of the Lease Team, provided, however, that Landlord shall not thereby assume any responsibility for the performance of any of Tenant's obligations hereunder, nor any liability for the improper performance thereof. In connection with any such entry, Landlord shall endeavor to minimize the disruption to Tenant's use of the Premises. In the event of emergency, Landlord shall have the right to enter the Premises without notice.


                                   ARTICLE XII
                                    INSURANCE

         12.1 Liability Insurance. Throughout the Lease Term, Tenant shall obtain and maintain, at Tenant's sole cost, comprehensive general public liability insurance including fire, legal liability and contractual liability coverage in a company or companies licensed to do business in the State of Florida, and approved by Landlord. Said insurance shall be in minimum amounts approved by Landlord from time to time and shall name Landlord as an additional insured thereunder. Initially, Tenant agrees to maintain general liability insurance in the minimum amount of $1,000,000 combined single limit for injury to any number of persons in a single occurrence and for damage to property. The limit of said insurance shall not, however, limit the liability of the Tenant hereunder. Tenant shall furnish to Landlord evidence of such insurance together with evidence of any excess liability insurance which Tenant may carry. In addition, if requested by the holder of any mortgage against the Office Complex or the Land, or any portion thereof, said insurance shall also include such mortgagee as an additional insured as its interest may appear. If requested by Landlord, receipts evidencing payment of the premium for such insurance shall be delivered by Tenant at least annually, and each such policy shall contain an endorsement prohibiting cancellation or reduction of coverages without first giving Landlord thirty (30) days prior written notice of such proposed action.

         12.2 Property Insurance. Tenant shall also maintain insurance upon all property situated in the premises owned by Tenant or for which Tenant is legally liable and on fixtures and improvements installed in the Premises by or on behalf of Tenant. Such policies shall be for an amount equal to not less than 100% of the full replacement cost, with coverage against at least fire, and with standard extended coverage, vandalism, malicious mischief, sprinkler leakage and water damage coverage. If there is a dispute as to the replacement cost amount, the decision of the Landlord shall be conclusive.

         12.3 Other Insurance. Worker's compensation insurance for all Tenant's employees working in or at the Premises in an amount sufficient to comply with applicable laws or regulations shall be maintained by Tenant. Tenant shall maintain insurance against such other perils and in such amounts as Landlord and any mortgagee of Landlord may from time to time reasonably require in writing.

         12.4 Requirements. All policies of insurance required of Tenant hereunder shall contain a severability of interest clause, a cross-liability clause, shall be primary and shall not call into contribution any other insurance available to Landlord.

         12.5 Failure to Procure Insurance. In the event Tenant shall fail to procure insurance required under this Article and fail to maintain the same in full force and effect continuously during the term of this Lease, Landlord shall be entitled to procure the same and Tenant shall immediately reimburse Landlord upon demand for such premium expense as Additional Rent.

         12.6 Waiver of Subrogation. Each of Landlord and Tenant hereby releases-the other to the extent of its insurance coverage, from any and all liability for any loss or damage caused by fire or any of the extended coverage casualties, even if such fire or other casualty shall be brought about by the fault or negligence of the other party, or any person under such other party, provided, however, this release shall be in force and effect only with respect to loss or damage occurring during such time as the releaser's policies of fire and extended coverage insurance shall contain a clause to the effect that this release shall not affect such policies or the right of the releaser to recover thereunder. Each of Landlord and Tenant agrees that its fire and extended coverage insurance policies shall include such a clause so long as the same is obtainable and is includable without extra cost, or if such extra cost is chargeable therefor, so long as the other party pays such extra cost. If extra cost is chargeable therefor, each party will advise the other thereof and of the amount thereof, and the other party, at its election, may pay the same but shall not be obligated to do so.

         12.7 Insurance by Landlord. Landlord shall, as part of Operating Expenses, obtain any and all insurance coverage in connection with the use and operation of the Office Complex, which shall include, but not be limited to, fire and extended coverage at full replacement value; comprehensive general public liability; difference in conditions; rental interruption insurance for no less than one (1) year's annual operating income; excess limits of liability insurance (umbrella coverage); and any and all other insurance, including boiler and machinery insurance as Landlord may require to adequately protect the interest of Landlord in the Office Complex and Land against liability afforded by such insurance coverage.

         12.8 Increase in Landlord's Insurance Premium. Tenant shall not conduct or permit to be conducted any activity, or place any equipment, sign or furnishing, in or about the Premises or the Office Complex, which will in any way increase the rate of fire insurance or other insurance on the Office Complex. If any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to any activity or equipment of Tenant in or about the Premises or the Office Complex, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment and, as a result thereof, Tenant shall be liable for the amount of such increase. Tenant shall, reimburse Landlord for such amount upon written demand by Landlord and such sum shall be considered Additional Rent payable hereunder.


                                  ARTICLE XIII
                             SERVICES AND UTILITIES

         13.1 Services and Utilities. Landlord shall furnish to the Premises year-round ventilation and air-conditioning and heat during the seasons when they are required, as determined in Landlord's reasonable judgement. Landlord shall also provide reasonably adequate electricity, water, exterior window-cleaning service and janitorial service after 6:00 p.m. on Monday through Friday only (excluding legal holidays), as determined in Landlord's reasonable judgement and in accordance with standards customarily provided in first-class office buildings in the greater metropolitan Miami area. Landlord will also provide elevator service; provided, however, that Landlord shall have the right to remove elevators from service from time to time as may be required for moving freight or for servicing or maintaining the elevators and/or the Office Complex, or in the event of emergencies. The Office Complex shall be open during normal business hours. Thereafter, all entrance points to the interior of the Office Complex shall be locked. Tenant shall have 24 hour access to the Premises via an electronic cardkey system.

         13.2 Normal Hours. The services and utilities required to be furnished by Landlord, other than electricity and water, will be provided only during the normal hours of operation of the Office Complex, except as otherwise specified herein. The normal hours of operation of the Office Complex will be 7:00 a.m. to 7:00 p.m. on Monday through Friday (except legal holidays) and 8:00 a.m. to 12:00 p.m. on Saturdays. There will be no normal hours of operation of the Office Complex on Sundays or legal holidays and Landlord shall not be obligated to maintain or operate the Office Complex at such times unless special arrangements are made by Tenant. If Tenant requires air-conditioning or heat beyond the normal hours of operation set forth herein, Landlord will furnish such air-conditioning or heat, provided Tenant gives Landlord's agent no less than six (6) hours advance notice of such requirement, which notice must be given during normal business hours and Tenant agrees to pay for the cost of such extra service in accordance with Landlord's then current schedule of costs and assessments for such extra service, which is currently twenty five DOLLARS ($25.00) per hour per floor.

         13.3 Interruptions. Landlord shall have no liability to Tenant whatsoever as a resulting of Landlord's failure or inability to furnish any of the utilities or services required to be furnished by Landlord hereunder, whether resulting from breakdown, removal from service for maintenance or repairs, strikes, scarcity of labor or materials, acts of God, governmental requirements or from any other cause whatsoever. No such failure or inability of Landlord to furnish the utilities or services required hereunder shall be deemed or considered to be or constitute an eviction, actual or constructive, of the Tenant from the Premises, nor shall it entitle Tenant to terminate this Lease or to receive an abatement of any rent payable hereunder.

         13.4 Energy Conservation Control. Tenant shall comply with all mandatory energy conservation controls and requirements applicable to office buildings that are imposed or instituted by any federal, state or local governmental body, including, without limitation, controls on the permitted range of temperature settings in office buildings, and requirements necessitating curtailment of the volume of energy consumption or the hours of operation of the Office Complex. Any terms or conditions of this Lease that conflict or interfere with compliance with such controls or requirements shall be suspended for the duration of such controls or requirements. Tenant's compliance with such controls or requirement shall not be deemed or considered to be or constitute an eviction, actual or constructive, of the Tenant from the Premises, nor shall such compliance entitle Tenant to terminate this Lease or to receive an abatement of any rent payable hereunder.

         13.5 Landlord's Responsibilities. During the Lease Term, Landlord shall define, set, and maintain the level of repairs and maintenance for the Office Complex, including the common area and all other areas serving the Office Complex, in a manner comparable to office buildings of similar quality to and in the immediate geographic area of the Office Complex, and such that the common areas of the Office Complex are in compliance with all relevant government requirements. Landlord's responsibilities with respect to this Section are as follows: (1) the structural and roof systems of the Office Complex and parking garage(s), (2) the standard electrical and mechanical systems serving the Office Complex and common areas, (3) the primary water and sewer systems, (4) the common areas and the common area furniture, fixtures, and equipment, (5) the landscaped areas in and about the Office Complex, (6) the parking lot(s) and garage(s) of the Office Complex, and (7) replacement of standard light bulbs in the common areas.


                                   ARTICLE XIV
                LIABILITY OF LANDLORD, INDEMNIFICATION BY TENANT

         14.1 Liability of Landlord. Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damage, injury, loss, compensation or claim, including but not limited to claims for the interruption of or loss to Tenant's business, based on, arising out of or resulting from any cause whatsoever, including, but not limited to (a) repairs to any portion of the Premises or the Office Complex;
(b) interruption in Tenant's use of the Premises; (c) any accident or damage resulting from the use or operation (by Landlord, Tenant or any other person or persons) of elevators, or of heating, cooling, electrical or plumbing equipment or apparatus;

(d) the termination of this Lease by reason of the condemnation or destruction of the Premises or the Office Complex in accordance with the provisions of this Lease; (e) any fire, robbery, theft, mysterious disappearance or other casualty;
(f) the actions of any other tenants of the Office Complex or of any other person or persons; and (g) any leakage in any part or portion of the Premises or the Office Complex, whether from water, rain or other precipitation that may leak into, or flow from, any part of the Premises or the Office Complex, or from drains, pipes or plumbing fixtures in the Office Complex.

         Any goods, property or personal effects stored or placed by the Tenant or its employees in or about the Premises or Office Complex shall be at the sole risk of the Tenant, and the Landlord shall not in any manner be held responsible therefor. It is understood that the employees of the Landlord are prohibited from receiving any packages or other articles delivered to the Office Complex for Tenant, and if any such employee receives any such package or articles, such employee shall be acting as the agent of the Tenant for such purposes and not as the agent of the Landlord. Notwithstanding the foregoing provisions of this Section, Landlord shall not be released from liability to Tenant for any damage or injury caused by the willful misconduct of Landlord or its employees; provided, however, in no event shall Landlord have any liability to Tenant for any claims based on the interruption of or loss to Tenant's business.

         14.2 Indemnification of Landlord. Tenant shall defend, indemnify and save and hold Landlord harmless from and against any and all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees (but not against any of the same to the extent that a negligent or willful act or omission of Landlord, its agents, contractors or employees gave rise thereto), arising directly or indirectly from our out of (a) any failure by Tenant to perform any of the terms, provisions, covenants or conditions of this Lease on Tenant's part to be performed including, without limitations, the failure to comply with the rules and regulations for which provisions are made in Article XV; (b) any accident, injury, or damage which shall happen at, in or upon the Premises, however occurring; (c) any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation by any person of the Premises, or the operation of the business conducted therefrom; (d) any failure of Tenant, and/or its employees, agents, invitees, customers, licensees, or contractors, to comply with any laws, ordinances, requirements, orders, directions, rules or regulations of any governmental authority; (e) any contamination of the Premises or the Office Complex occasioned by the use, transportation, storage, spillage or discharge thereon, therein or therefrom of any toxic or hazardous chemicals, compounds, materials or substances, whether by Tenant or by its employees, agents, invitees, customers, licensees or contractors; (f) any use, generation, manufacture, storage, or release of any Hazardous Materials in or about the Premises, the Office Complex or the Land, or the groundwater thereof, or any discharge of toxic or hazardous sewage or waste materials from the Premises into any sanitary sewer system serving the Premises or the Office Complex, whether by Tenant, its employees, agents, invitees, customers, licensees or contractors; and (g) any other act or omission of Tenant, its employees, agents, invitees, customers, licensees, or contractors.

         Landlord shall defend, indemnify, save and hold Tenant harmless from and against any and all liabilities, obligations, losses, damages, injunctions, suits, actions, fines, penalties, claims, demands, costs and expenses of every kind or nature, including reasonable attorneys' fees (but not against any of the same to the extent that a negligent or willful act or omission of Tenant, its agents, contractors or employees gave rise thereto), arising directly or indirectly from our out of (a) any failure by Landlord to perform any of the terms, provisions, covenants or conditions of this Lease on Landlord's part to be performed; (b) any accident, injury, or damage which shall happen at, in or upon the Office Complex, but not upon the Premises, however occurring; (c) any matter or thing growing out of the condition, occupation, maintenance, alteration, repair, use or operation by any person of the Office Complex other than the Premises, or the operation of the business conducted therefrom; (d) any failure of Landlord, any/or its employees, agents, invitees, customers, licensees, contractors, or other tenants of the Office Complex to comply with any laws, ordinances, requirements, orders, directors, rules or regulations of any mutual governmental authority; (e) any contamination of the Premises or the Office Complex occasioned by the use, transportation, storage, spillage or discharge thereon, therein or therefrom of any toxic or hazardous chemicals, compounds, materials, or substances by Landlord, its employees, agents or contractors; (f) any use, generation, manufacture, storage, or release of any Hazardous Materials in or about the Premises, the Office Complex or the Land, or the groundwater thereof, or any discharge of toxic or hazardous sewage or waster materials from the Premises into any sanitary sewer system serving the Premises or the Office Complex, by Landlord, its employees, agents or contractors; and (g) any other act or omission of Landlord, its employees, agents, invitees, customers, licensees, or contractors or other tenants of the Office Complex.

         Each party's indemnity obligations under this Section and elsewhere in this Lease arising prior to the termination or assignment of this Lease shall survive any such termination or assignment.

         14.3 Notice of Claim or Suit. (a) Tenant shall promptly notify Landlord of any claim, action, proceeding or suit instituted or threatened against Landlord of which Tenant received notice or of which Tenant acquires knowledge. In the event Landlord is made a party to any action for damages or other relief against which Tenant has indemnified Landlord, as aforesaid, Tenant shall defend Landlord, pay all costs and shall provide effective counsel to Landlord in such litigation or, at Landlord's option, shall pay all reasonable and actual attorney's fees and costs incurred by Landlord's counsel, which counsel shall be reasonably accepted to Tenant, in connection with its own defense or settlement of said litigation.

                  (b) Landlord shall promptly notify Tenant of any claim, action, proceeding or suit instituted or threatened against Tenant of which Landlord received notice or of which Landlord acquires knowledge. In the event Tenant is made a party to any action for damages or other relief against which Landlord has indemnified Tenant, as aforesaid, Landlord shall defend Tenant, pay all costs and shall provide effective counsel to Tenant in such litigation or, at Tenant's option, shall pay all reasonable and actual attorneys' fees and costs incurred by Tenant's counsel, which counsel shall be reasonably acceptable to Landlord, in connection with its own defense or settlement of said litigation.

         14.4 Transfer of Office Complex. In the event that at any time Landlord shall sell or transfer the Office Complex, or that portion thereof which includes the Premises, provided the purchaser or transferee assumes the obligations of the Landlord hereunder, the Landlord named herein shall not be liable to Tenant for any obligations or liabilities based on or arising out of events or conditions occurring on or after the date of such sale or transfer. Furthermore, Tenant agrees to attorn to any such purchaser or transferee upon all terms and conditions of this Lease.

         14.5 No Offset Against Rent. In the event that Tenant shall at any time during the Lease Term have a claim against Landlord, Tenant shall not have the right to offset or deduct the amount allegedly owed to Tenant from any rent or other sums payable to Landlord hereunder, it being understood that Tenant's sole remedy for recovering upon such claim shall be to institute an independent action against Landlord.

         14.6 Limitation on Liability of Landlord. In the event Tenant is awarded a money judgment against Landlord, Tenant's sole recourse for satisfaction of such judgment shall be limited to execution against the Office Complex assets of Landlord. In no event shall any partner of Landlord or any other person be held to have any personal liability for satisfaction of any claims or judgments that Tenant may have against Landlord.

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                                   ARTICLE XV
                              RULES AND REGULATIONS

         Tenant and its agents, employees, invitees, licensees, customer, client, family members, guests and permitted subtenants shall at all times abide by and observe the rules and regulations for the Office Complex attached hereto as Exhibit E and made a part hereof by this reference, Landlord shall have the right from time to time to amend, modify, delete or add new and additional rules and regulations with respect to the safety, operation and maintenance of the Premises and the Office Complex and the comfort, quiet and convenience of the other tenants in the Office Complex, provided that notice thereof is given to Tenant and that such new or modified rules and regulations are not inconsistent with the provisions of this Lease. Nothing contained in this Lease shall be construed as imposing upon Landlord any duty or obligation to enforce any such rules and regulations, or the terms conditions or covenants contained in any other lease, as against any other tenant, and Landlord shall not be liable to Tenant for the violation of any such rules or regulations by any other tenant or its employees, agents, business invitees, licensees, contractors, customers, clients, family member or guests. The failure by Landlord to enforce any such rules and regulations against Tenant or any other tenant of the Center shall not constitute a waiver of Landlord's right to do so in the future nor any default hereunder by Landlord. If there is any inconsistency between this Lease and such rules and regulations, the provisions of this Lease shall govern.


                                   ARTICLE XVI
                             DAMAGES OR DESTRUCTION

         16.1 Damage of Destruction. If, during the Lease Term, the Premises or the Office Complex are totally or partially damaged or destroyed from any cause, so as to render the Premises totally or partially inaccessible or unusable, Landlord shall diligently (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company involved) repair and restore the Premises and the Office Complex to substantially the same condition they were in prior to such damage; provided, however, if the repairs and restoration cannot be completed within ninety (90) days after the occurrence of such damage or destruction, including the time needed for the removal of debris, preparation of plans for such repair and restoration and issuance of all required governmental permits for such repair and restoration, Landlord shall have the right, in its sole discretion, to terminate this Lease by giving written notice of such termination to Tenant within forty-five (45) days after the occurrence of such damage or destruction. If this Lease is terminated by Landlord pursuant to this Section, all rent payable hereunder shall be apportioned and paid to the date of such termination of Lease, and Tenant shall have no further rights or remedies as against Landlord pursuant to this Lease, or otherwise. If this Lease is not terminated pursuant to this Section, then until the repair and restoration of the Premises is completed Tenant shall be required to pay Base Rent and Additional Rent only for that part of the Premises that Tenant is able to use while repairs are being made, based on the ratio that the amount of usable rentable area bears to the total rentable area in the Premises; provided, however, that there shall be no such reduction in Base Rent or Additional Rent if such damage was caused by the act or omission of Tenant or any of its employees, agents, licensees, subtenants, invitees, customers, clients, family members or guests. If such repairs and restorations are with respect to any such damage or destruction which was caused by the act or omission of Tenant or any of its employees, agents, licensees, subtenants, contractors, invitees, customers, clients, family members or guests, upon written demand from Landlord, Tenant shall pay to Landlord the amount by which such costs and expenses exceed the insurance proceeds, if any, received by Landlord on account of such damage or destruction together with such other losses or damages which Landlord may suffer or sustain on account thereof.

         16.2 Limitation of Landlord's Obligation. Landlord's obligation of repair, reconstruction or replacement hereunder shall be limited to the Building Standard Work described on Exhibit C, if any. In no event shall Landlord be obligated to expend for such repairs, reconstruction or replacement an amount in excess of the insurance proceeds recovered or recoverable on account of any such damage or destruction. Moreover,

Landlord shall not be liable for delays occasioned by adjustment or losses with insurance carriers or by any other cause so long as Landlord shall proceed in good faith and with due diligence.

         In the event either Landlord or Tenant sustain a loss by reason of a risk insured or insurable under insurance required to be maintained under this Lease, and such loss is caused, in whole or in part, by acts or omissions of the other party or his or its agents, employees or representatives,then the party incurring such loss agrees to look solely to the proceeds, if any, accruing from its own insurance and such party shall have no right of action against the other party to this Lease or the agents, employees or representatives of such other party, and no third party (including any insurance carrier) shall have any such right by way of assignment, subrogation or otherwise. The foregoing provisions of this Section 16.3 shall apply only to the extent the same do not result in the inability to obtain (and maintain) the required insurance coverage. If either party shall be unable to obtain (and maintain) insurance coverage because of the foregoing provisions, immediate notice thereof shall be given to the other party.

         16.3 Landlord's Termination Option. Notwithstanding anything to the contrary contained herein, if the Officer Complex is damaged or destroyed, whether or not the Premises are damaged or destroyed, from any cause to such an extent that the costs of repairing and restoring the Office Complex would exceed fifty percent (50%) of the replacement value of the Office Complex, Landlord shall have the right to terminate this Lease by written notice to Tenant, provided the leases with all other tenants in the Office Complex are similarly terminated. This right of termination shall be in addition to any other right of termination provided in this Lease.


                                  ARTICLE XVII
                                  CONDEMNATION

         17.1 Condemnation. If the whole or a substantial part (as hereinafter defined) of the Premises, or the use or occupancy of the Premises, shall be taken or condemned for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), then this Lease shall terminate on the date title thereto vests in the condemning authority, and all rent payable hereunder shall be apportioned as of such date. If less than a substantial part of the Premises, or the use or occupancy thereof, is taken or condemned for any public or quasi-public use or purpose (including a sale thereof under threat of such a taking), then this Lease shall continue in full force and effect, except that the rent payable hereunder shall be equitably adjusted (on the basis of the ratio of the number of square feet of rentable area taken to the total rentable area in the Premises prior to such condemnation) as of the date title vests in the condemning authority. For the purposes of this Section, a substantial part of the Premises shall be considered to have been taken if more than one-third (1/3) of the Premises is rendered unusable as a result of such condemnation.

         17.2 Award. All awards, damages and other compensation paid by the condemning authority on account of such taking or condemnation (or sale under threat of such taking) shall belong to Landlord, and Tenant hereby assigns to Landlord all rights to such awards, damages and compensation. Tenant agrees not to make any claim against Landlord or the condemning authority for any portion of such award or compensation attributable to damages to the Premises, the value of the unexpired term of this Lease, the loss of profits or goodwill, leasehold improvements or severance damages. Nothing contained herein, however, shall prevent Tenant from pursuing a separate claim against the condemning authority for the value of furnishings, equipment and trade fixtures installed in the Premises at the Tenant's expense and for relocation expenses, provided that such claim does not in any way diminish the award or compensation payable to or recoverable by Landlord in connection with such taking or condemnation.

                                  ARTICLE XVIII
                                DEFAULT BY TENANT

         18.1 Events of Default. The occurrence of any of the following ("Events of Default") shall constitute a breach of and default under this Lease:

                  (a) If Tenant shall fail to pay any installment of Base Rent or Additional Rent when due, or shall fail to pay when due any other payment required under this Lease;

                  (b) If Tenant shall continue to violate or fails to comply with or perform any other term, condition, covenant or agreement to be performed or observed by Tenant under this Lease, for a period of fifteen (15) days after receipt of notice of such failure; provided, however, that if such violation or failure to comply or perform cannot reasonably be cured within fifteen (15) days and Tenant is diligently proceeding to cure same, Tenant shall have such period of time as is reasonably necessary under such circumstances to cure the same.

                  (c) If Tenant shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts, or shall make a general assignment for the benefit of creditors;

                  (d) If Tenant shall commence any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property;

                  (e) If Tenant shall take any corporate action to authorize any of the actions set forth in paragraphs (c) or (d) above; or

                  (f) If any case, proceeding or other action against the Tenant shall be commenced seeking to have an order for relief entered against it as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its property, and such case, proceeding or other action (i) results in the entry of an order for relief against it which is not fully stayed within fifteen (15) business days after the entry thereof or (ii) remains undismissed for a period of sixty (60) days;

                  (g) If Tenant's leasehold interest in the Premises or property therein shall be seized under any levy, execution, attachment or other process of court where the same shall not be vacated or stayed on appeal or otherwise disposed of within seven (7) days thereafter, or if Tenant's leasehold interest in the Premises is sold by judicial sale or otherwise.

                  (h) If Tenant shall abandon the Premises;

                  (i) If Tenant removes or attempts to remove, or manifests an intention to remove Tenant's goods, merchandise or property from or out of the Premises, other than in the usual and ordinary course of Tenant's business, without having given prior notice to Landlord of such planned removal and of the anticipated length of time the Premises shall be empty.

                  (j) If the Premises continue to be used or permitted to be used for any purpose, or for the conduct of any business or activity, not permitted by this Lease for a period of fifteen (15) days after receipt of notice of such failure; provided, however, that if such violation or failure to comply or perform cannot reasonably be cured within fifteen (15) days and Tenant is diligently proceeding to cure same, Tenant shall have such period of time as is reasonably necessary under such circumstances to cure the same.

                  (k) If any assignment, sublease or transfer shall be made or deemed to be made that is in violation of the provisions of Article VI of this Lease;

                  (l) If Tenant shall fail to abide by, comply with or conform to any of the rules and regulations established and promulgated by Landlord for and with respect to the Premises and the Office Complex for a period of fifteen (15) days from Tenant's receipt of notice from Landlord specifying such failure.

         18.2 Remedies on Default. If any of the Events of Default hereinabove specified in Section 18.1 of this Lease shall occur, Landlord, at any time thereafter, shall have and may exercise any of the following rights and remedies:

                  (a) Landlord may, pursuant to written notice thereof to Tenant, terminate this Lease and, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for Landlord's own account and, for Tenant's breach of and default under this Lease, recover immediately from Tenant any and all rents and other sums and damages due or in existence at the time of such termination, including, without limitation, (i) all Base Rent and Additional Rent (ii) all other sums, charges, payments, costs and expenses agreed and/or required to be paid by Tenant to Landlord hereunder, (iii) all costs and expenses of Landlord in connection with the recovery of possession of the Premises, including reasonable attorneys' fees and court costs, (iv) all free rent credits and rental abatements, if any, granted to Tenant as concessions in connection with this Lease, and (v) all costs and expenses of Landlord in connection with any reletting or attempted reletting of the Premises or any part or parts thereof, including, without limitation, brokerage fees, attorneys' fees and the cost of any alterations or repairs which may be reasonably required to so relet the Premises, or any part or parts thereof; and

                  (b) Landlord may, pursuant to any prior notice required by law, and without terminating this Lease, peaceably or pursuant to appropriate legal proceedings, re-enter, retake and resume possession of the Premises for the account of Tenant, make such alterations of and repairs to the Premises as may be reasonably necessary in order to relet the same or any part or parts thereof and relet or attempt to relet the Premises or any part or parts thereof for such term or terms (which may be for a term or terms extending beyond the term of this Lease), at such rents and upon such other terms and provisions as Landlord, in its sole, but reasonable discretion, may deem advisable. If Landlord relets or attempts to relet the Premises, Landlord shall be the sole judge as to the terms and provisions of any new lease or sublease and of whether or not a particular proposed new tenant or subtenant is acceptable to Landlord. Upon any reletting, all rents, whether Base Rent or Additional Rent, received by the Landlord from such reletting shall be applied, (a) first, to the payment of all costs and expenses of recovering possession of the Premises, (b) second, to the payment of any costs and expenses of such reletting, including brokerage fees, attorneys' fees and the cost of any alterations, restorations and repairs reasonably required for such reletting; (c) third, to the payment of any indebtedness, other than rent, due hereunder from Tenant to the Landlord, (d) fourth, to the repayment of Landlord of all free rent credits and rental abatements, if any, granted to Tenant as concessions in connection with this lease, (e) fifth, to the payment of all rents due and unpaid hereunder, and (f) sixth, the residue, if any shall be held by the Landlord and applied in payment of future rents the same may become due and payable hereunder. If the rents received from such reletting during any period shall be less than that required to be paid during that period by the Tenant hereunder, Tenant shall pay any such deficiency to the Landlord within ten (10) days after demand therefor and upon Tenant's failure to do so, Landlord shall immediately be entitled to institute legal proceedings for the recovery and collection of the same.

         Such deficiency shall be calculated and paid at the time each payment of rent shall otherwise become due under this Lease, or, at the option of Landlord, at the end of the term of this Lease. Landlord shall, in addition, be immediately entitled to sue for and otherwise recover from Tenant any other damages occasioned by or resulting from any abandonment of the Premises or other breach of or default under this Lease other than a default in the payment of rent. No such re-entry, retaking or resumption of possession of the Premises by the Landlord for the account of Tenant shall be construed as an election on the part of Landlord to terminate this Lease unless a written notice of such intention shall be given to the Tenant. Notwithstanding any such re-entry and reletting or attempted reletting of the Premises or any part or parts thereof for the account of Tenant without termination, Landlord may at any time thereafter, upon written notice to Tenant, elect to terminate this Lease or pursue any other remedy available to Landlord for Tenant's previous breach of or default under this Lease; and

                  (c) Landlord may, without re-entering, retaking or resuming possession of the Premises, sue for all rents, including Base Rent and Additional Rent, and all other sums, charges, payments, costs and expenses due from Tenant to Landlord hereunder, either: (i) as they become due under this Lease, or (ii) at Landlord' s option, Landlord may accelerate the maturity and due date of the whole or any part of Base Rent and Additional Rent for the entire then remaining unexpired balance of the term of this Lease, together with the amount of all free rent credits and rental abatements, if any, granted to Tenant as concessions in connection with this Lease, as well as all other sums, charges, payments, costs and expenses required to be paid by Tenant to Landlord hereunder, including, without limitation, damages for breach or default of Tenant's obligations hereunder in existence at the time of such acceleration, such that all sums due and payable under this Lease shall, following such acceleration, be treated as being and, in fact, be due and payable in advance as of the date of such acceleration. For purposes of determining the total amount due from Tenant to Landlord upon any such acceleration, Base Rent and Additional Rent shall each be treated as being subject to increase in each remaining Lease Year of the entire then remaining balance of the Lease Term at the rate of five percent (5%) per year. However, all accelerated sums due from Tenant to Landlord pursuant to the foregoing provisions of this subparagraph (c) shall be subject to adjustment to the then-present value of such accelerated sums at the time of their actual payment by Tenant to Landlord based upon a twelve percent (12%) discount rate, which discount rate is agreed upon by, and acceptable to, each party hereto as evidenced by each party's execution of this Lease. Landlord may recover and collect all such unpaid rents and other sums so sued for by Tenant by distress, levy, execution or otherwise. Regardless of which of the alternative remedies is chosen by Landlord under the foregoing provisions of this subparagraph (c), Landlord shall not be required to relet the Premises nor exercise any other right granted to Landlord pursuant to this Lease, nor shall Landlord be under any obligation to minimize or mitigate Landlord's damages or Tenant's loss as a result of Tenant's breach of or default under this Lease.


         18.3 Additional Remedies. In addition to the remedies hereinabove specified and enumerated in Section 18.2 Landlord shall have the right of injunction and shall have and may exercise the right to invoke any other remedies allowed at law or in equity as if the remedies or re-entry, unlawful detainer proceedings and other remedies were not herein provided. Accordingly, the mention in this Lease of any particular remedy shall not preclude Landlord from having or exercising any other remedy set forth in this Lease or at law or in equity. Nothing herein contained shall be construed as precluding the Landlord from having or exercising such lawful remedies as may be and become necessary in order to preserve the Landlord's right or the interest of the Landlord in the Premises and in this Lease, even before the expiration of the notice periods provided for in this Lease, if under the particular circumstances then existing the allowance of such notice periods will prejudice or will endanger the rights and estate of the Landlord in this Lease and in the Premises.

         18.4 No Waiver. If the Landlord shall institute proceedings against Tenant and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of the same or of any other covenant, condition or agreement set forth herein, nor of any of Landlord's rights hereunder. Neither the payment by Tenant of a lesser amount than the installments of Base Rent, Additional Rent or of any sums due hereunder nor any endorsement or statement on any check or letter accompanying a check for payment of rent or other sums payable hereunder shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or other sums or to pursue any other remedy available to Landlord. No re-entry by Landlord, and. no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of this Lease.

         18.5 Landlord May Cure Tenant's Defaults. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act. If Landlord elects to make such payment or do such act, all costs and expenses incurred by Landlord, plus interest thereon at the highest rate allowable under the laws of the State of Florida from the date paid by Landlord to the date of payment thereof by Tenant, shall be immediately paid by Tenant to Landlord; provided however, that nothing contained herein shall be construed as permitting Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. The taking of such action by Landlord shall not be considered as a cure of such default by Tenant or bar Landlord from pursuing any remedy to which it is otherwise entitled on account of such default.


                                   ARTICLE XIX
                          ATTORNMENT AND NONDISTURBANCE

         19.1 Nondisturbance. In its sole and absolute discretion, Landlord shall have the right to mortgage and encumber all or any part of the Premises and the Office Complex at any time and from time to time, in such amounts and with such lenders as Landlord sees fit. This Lease, Tenant's interest hereunder, and Tenant's leasehold interest in and to the Premises shall not be junior, inferior, subordinate, or subject to the right, title, interest, lien, encumbrance or priority of any mortgage, lien or other encumbrance now or hereafter affecting the Premises or the Office Complex, and no holder of such an encumbrance shall have the right to name Tenant in any foreclosure or enforcement action which it may bring against Landlord or the Office Complex. Landlord agrees that it shall use reasonable efforts to obtain, for the benefit of Tenant, a written confirmation from any holder of such an encumbrance of its acceptance of and agreement to the provisions of this Article XIX, which confirmation shall be in form and content reasonably acceptable to Tenant. Landlord acknowledges that the provisions of this Article XIX are material considerations for an inducement of the execution of this Lease by Tenant. Accordingly, any breach of default by Landlord of its covenants and obligations under this Article XIX shall be deemed to be and constitute a material and substantial breach and default of this Lease by Landlord.

         Notwithstanding any foreclosure of any such encumbrance or any conveyance in lieu of foreclosure, neither the holder of such encumbrance nor any purchaser at a foreclosure sale shall disturb the possession of Tenant hereunder so long as Tenant pays the rent and no default has occurred and is continuing hereunder beyond any applicable period of notice and grace.

         Tenant agrees that, upon request from Landlord at any time or times while Landlord is not in default hereunder, Tenant will enter into an agreement with "Landlord's Lender," as defined and Landlord providing that, should there be a collateral assignment of Landlord's rights under this Lease to Landlord's Lender and should a copy of the same be provided to Tenant, Tenant agrees that none of the following actions shall be taken without the prior written consent of Landlord's Lender:

         (a) This Lease will not be modified, altered or amended in any way;

         (b) Landlord and Tenant will not agree to a cancellation of this Lease, nor will Tenant surrender its rights hereunder to Landlord;

         (c) Landlord will not convey its estate in the Office Complex to Tenant in a manner which will result in merger, nor take any other action which would result in merger, of Landlord's estate in the Office Complex with Tenant's leasehold estate under this Lease; and

          (d) Tenant will not prepay and Landlord will not accept prepayment of any installment or payment of rent more than thirty (30) days in advance of the due date thereof.

         "Landlord's Lender" means an institutional lender having a first or second mortgage on the Office Complex.

         Landlord and Tenant each acknowledge and agree that the provisions of this Article XIX are for the benefit of Landlord, Tenant, and Landlord's Lender, and shall be enforceable by any one or more of such parties.

         19.2 Attornment and Waiver. Tenant agrees that, in consideration of the nondisturbance agreement granted to it in this Article XIX, Tenant shall attorn to any party which succeeds to Landlord's interest in the Premises, without change in the terms and provisions of this Lease.

         In the event that any holder of a lien on the Premises succeeds to Landlord's interest in the Premises or in the event another party becomes Landlord's successor in interest to the Premises as a result of the enforcement of a lien by its holder, then Tenant agrees that, as to such successor in interest:

                  (a) Tenant shall waive any and all claims which it might otherwise have against such successor in interest for events arising prior to the date such successor in interest succeeded to Landlord's interest in the Office Complex, including any claim Tenant may have to any security deposit held by Landlord; and

                  (b) Such successor in interest shall not be bound by any prepayment of rent for more than one month in advance which Tenant may have made to any prior Landlord; and

                  (c) Tenant shall, upon the request of any such successor in interest, confirm in writing the provisions of this Article XIX as to such successor in interest, and delivery to such successor in interest an estoppel certificate as provided in Section 22.5 hereof free of any claims based upon events arising prior to the date such successor in interest succeeded to Landlord's interest in to the Office Complex.

         19.3 Quiet Enjoyment. Tenant, upon paying the minimum rent, additional rent and other charges herein provided for, and observing and keeping all covenants, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Premises during the Lease Term without hindrance of molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this Lease. Landlord hereby reserves the right to prescribe, at its sole discretion, reasonable rules and regulations (herein called the "Rules and Regulations" having uniform applicability to all similarly situated tenants of the Building and governing the use and enjoyment of the Premises and the remainder of the Property; provided that the Rules and Regulations shall not materially interfere with Tenant's use and enjoyment of the Premises in accordance with the provisions of this Lease for the permitted uses. Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so. A copy of the Rule and Regulations in affect on the date hereof is attached hereto as Exhibit "F".

                                   ARTICLE XX
                                   END OF TERM

         20.1 Surrender of Premises. Upon the expiration or other termination of the Lease Term, Tenant shall surrender the Premises, broom clean, in the same order and condition in which they are in on the Lease Commencement Date, ordinary wear and tear excepted. All improvements to the Premises or the Office Complex made by either party shall remain upon and be surrendered with the Premises as a part thereof at the end of the Lease Term, except that if Tenant is not in default under this Lease, Tenant shall have the right to remove, prior to the expiration of the Lease Term, all movable furniture, furnishings and equipment installed in the Premises solely at the expense of Tenant. All damage and injury to the Premises or the Office Complex caused by such removal shall be repaired by Tenant, at Tenant's sole expense, or, at the Landlord's option, Landlord may repair such damage at Tenant's expense, which shall be repaid to Landlord upon demand. If such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall become the property of Landlord and shall be surrendered with the Premises as a part thereof. Notwithstanding any covenant or condition of this Article to the contrary, however, Landlord may require, in its sole discretion, that any or all improvements made by or on behalf of Tenant within or upon the Premises be removed upon the termination of this Lease, or upon any default by Tenant, and Tenant hereby agrees to cause same to be removed and the Premises to be restored, at Tenant's sole cost and expense, or, at Landlord's option, Landlord may remove and restore the same at Tenant's expense, which shall be repaid to Landlord upon demand, together with any and all damages Landlord may suffer or sustain by reason of the failure of Tenant to remove the same.

         20.2 Holding Over. If Tenant or any other person or party shall remain in possession of the Premises or any part thereof following the expiration of the term or earlier termination of this Lease without an agreement in writing between Landlord and Tenant with respect thereto, the person or party remaining in possession shall be deemed to be a tenant at sufferance, and during any such holdover, the rents and other amounts payable under this Lease by such tenant at sufferance shall be double the rate or rates in effect immediately prior to the expiration of the term or earlier termination of this Lease. In no event, however, shall such holding over be deemed or construed to be or constitute a renewal or extension of this Lease


                                   ARTICLE XXI
                                     PARKING

         21.1 Parking, Generally. During the Lease Term and any extensions thereof, Landlord shall make available to Tenant up to forty (40) monthly parking permits for the parking of passenger automobiles in those parking areas designated by Landlord in the Parking Garage for tenants and invitees of the Office Complex (the "Parking Areas") of which three (3) shall be reserved parking spaces displaying the Tenant's name in a location chosen by the Landlord. During the first twelve (12) months of the Lease Term, Landlord shall make available to Tenant forty (40) free parking spaces. Thereafter during the Lease Term, Tenant shall be entitled to twenty (20) free parking spaces, including the three reserved spaces. Tenant may use additional parking spaces on a month-to-month basis as available, free of charge; provided, however, that after the first twelve (12) months of the Lease Term, Landlord shall have a right to charge for spaces in addition to the twenty (20) spaces at the prevailing rate charged from time to time by Landlord or the operator of the Parking Areas, as the case may be.

         21.2 No Specified Spaces. Except as provided in Section 21.1 above, the Parking Garage will be operated on a non-exclusive self-parking basis. No specified parking spaces within the Parking Areas will be allocated for use by Tenant. Each user of the Parking Areas will have the right to park in any available stall or space on a first come - first served basis, unless such space is specifically designated or reserved by Landlord or designated for handicapped parking.

         21.3 Parking Garage Rules. Tenant and its employees shall observe reasonable safety precautions in the use of the Parking Garage and shall at all times abide by all rules and regulations from time to time promulgated by Landlord or the Parking Garage operator governing the size of permitted automobiles in the Parking Garage and the general use of the Parking Garage, including the requirement that an identification or parking sticker shall be displayed at all times in all cars parked in the Parking Garage. Any car not displaying such a sticker, if so required, may be towed away at the car owner's expense.

         21.4 Parking Garage Hours. The Parking Garage will remain open during the normal hours of operation of the Office Complex.

         21.5 No Liability of Landlord. Landlord does not assume any responsibility for, and shall not be held liable for, any damage or loss to any automobiles or other vehicles parked in the Parking Garage or to any personal property located therein, or for any inquiry sustained by any person in or about the Parking Garage.


                                  ARTICLE XXII
                              RELOCATION OF TENANT

         22.1 Entire Agreement; Modification. This Lease and Exhibits "A" - "G" attached hereto contain and embody the entire agreement of the parties hereto and supersede all prior agreements, negotiations and discussions between the parties hereto. Any representation, inducement or agreement that is not contained in this Lease shall not be of any force or effect, and no rights, privileges, easements or licenses are being or shall be acquired by Tenant except as expressly set forth herein. Tenant hereby waives, as a material part of the consideration hereof, all claims against Landlord for recision, damages or any other form or relief by reason of any alleged covenant, warranty, representation, agreement or understanding not contained in this Lease. This Lease may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by both parties hereto. This Lease is being executed in multiple counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same document.

         22.2 No Partnership. Nothing contained in this Lease shall be construed as creating a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

         22.3 Determination of Rentable Area. The rentable area in the Office Complex and in the Premises shall be determined in accordance with the Building Owners and Managers Association ("BOMA") standard method of office space calculation.

         22.4 Brokers. Landlord recognizes Terranova Corporation as the sole broker procuring this Lease and shall pay said broker a commission pursuant to a separate agreement between said broker and Landlord. Landlord and Tenant each represent and warrant to the other that, except as provided above, neither of them has employed or dealt with any broker, agent or finder in carrying on the negotiations relating to this Lease. Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commissions asserted by any broker, agent or finder engaged by Tenant or with whom Tenant has dealt, other than the broker named in the first sentence of this Section.

         22.5 Estoppel Certificates. Tenant shall, at any time from time to time, not less than ten (10) days after written request from Landlord, execute, acknowledge and deliver to Landlord an estoppel certificate in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications) ; (b) the dates to which the rent and any other charges hereunder have been paid by Tenant; (c) that Tenant is not in default in the payment of rent or any additional charges to Landlord or in the performance of any of Tenant's obligations hereunder, or, if in default, stating such default; (d) whether or not, to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying the nature of such default; (e) that so far as Tenant knows, no event has occurred which authorizes, or with the lapse of time will authorize, Landlord or Tenant to terminate this Lease or, if such event has occurred, stating such event; (f) that so far as Tenant knows, neither party has any such offsets, counterclaims or defenses or, if either party has any such offsets, counterclaims or defenses, stating them; (g) the address to which notices to Tenant are to be sent, and (h) any other matters which may be reasonably requested by Landlord.

         Landlord shall, at any time and form time to time, not less than then
(10) days after written request from Tenant, execute, acknowledge and deliver to Tenant an estoppel certificate in writing certifying (a) that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications; (b) the dates to which the rent and any other charges hereunder have been paid by Tenant; (c) that Tenant is not in default in the payment of rent or any additional charges to Landlord or in the performance of any of Tenant's obligations hereunder, or, if in default, stating such default; (d) whether or not, to the best knowledge of Landlord, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and if so, specifying the nature of such default; (e) that so far as Landlord knows, no event has occurred which authorizes, or with the lapse of time will authorize, Landlord or Tenant to terminate this Lease or, if such event has occurred, stating such event; (f) that so far as Landlord knows, neither party has any such offsets, counterclaims or defenses or, if either party has any such offsets, counterclaims or defenses, stating them; (g) the address to which notices to Landlord are to be sent, and (h) any other matters which may be reasonably requested by Tenant.

         Landlord may, at its option, from time to time prepare and submit to Tenant for its execution an estoppel certificate setting forth those matters specified in this Section, in substantially the same form as the form of estoppel certificate attached hereto as Exhibit F (the "Form Estoppel Certificate") . If Tenant fails to return to Landlord an executed estoppel certificate within fifteen (15) days after receipt from Landlord of the completed Form Estoppel Certificate, then Tenant shall be deemed to have certified, agreed to and accepted the terms and provisions of such completed Form Estoppel Certificate, and all statements and certifications set forth therein shall be and become binding upon Tenant as if Tenant had fully and properly executed and delivered such completed Form Estoppel Certificate within the time provided therefor.

         Any such certificate delivered by Tenant may be relied upon by any owner of the Office Complex or the Land, any prospective purchaser of the Office Complex or the Land, any mortgagee or prospective mortgagee of the Office Complex or the Land, or any prospective assignee of any such mortgagee.

         22.6 Waiver of Jury Trial. Landlord and Tenant each hereby waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other in connection with any matter arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the Premises, and/or any claim of injury-or damage.

         22.7 Waiver of Right of Redemption. Tenant, for itself and for all persons claiming by, through or under it, hereby expressly waives any and all rights which are or may be conferred upon Tenant by any present or future law to redeem the Premises.

         22.8 Venue. The venue of any suit or proceeding brought for the enforcement of or otherwise with respect to this Lease shall always be lodged in the State Courts of the Eleventh Judicial Circuit in and for Dade County, Florida regardless of whether, under any applicable principle of law, venue may also be properly lodged in the courts of any other Federal, State or County jurisdiction.

         22.9 Notices.All notices or other communications required hereunder shall be in writing and shall be deemed duly given on the date delivered, if in person (with receipt therefor) , or three (3) days following posting with the United States Mail, if sent by certified or registered mail, return receipt requested, postage prepaid, to the following address: (i) If to Landlord: K/B Opportunity Fund I, L.P., 4800 North Federal Highway, Suite 207, Building E, Boca Raton, FL 33431, with a copy to: Terranova Corporation, 1200 Brickell Ave., Suite 1500, Miami, Fla 33131; (ii) if to Tenant, at the Premises, except that prior to Lease Commencement Date, notices to Tenant shall be sent to such address as Tenant shall have designated and informed Landlord. Tenant may designate an additional, separate notice address upon ten (10) days written notice to Landlord. Either party may change its address for the giving of notices by notice given in accordance with this Section. Any notice mailed to the last designated address of any person of party to which a notice may be or is required to be delivered pursuant to this Lease shall not be deemed ineffective if actual delivery cannot be made due to a change of address of the person or party to which the notice is directed or the failure or refusal of such person to accept delivery to the notice.

         22.10 Rules of Construction. If any provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law. Feminine or neuter pronouns shall be substituted for those of the masculine form, and the plural shall be substituted for the singular number, in any place or places herein in which the context may require such substitution. Article and section headings are used herein for the convenience of reference and shall not be considered when construing or interpreting this Lease.

         22.11 Successors and Assigns. The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns, subject to the provisions hereof restricting assignment, transfer or subletting by Tenant.

         22.12 Waiver. No release, discharge or waiver of any provision hereof shall be enforceable against or binding upon Landlord or Tenant unless in writing and executed by Landlord or Tenant, as the case may be. Neither the failure of Landlord or Tenant to insist upon a strict performance of any of the terms, provisions, covenants, agreements and conditions hereof, nor the acceptance of rent by Landlord with knowledge of a breach of this Lease by Tenant in the performance of its obligations hereunder, shall be deemed a waiver of any rights or remedies that Landlord or Tenant may have or a waiver of any subsequent breach or default in any of such terms, provisions, covenants, agreements and conditions. .

         22.13 Costs and Attorneys' Fees. If either party shall bring an action to recover any sum due hereunder, or for any breach hereunder, the court may award to the prevailing party its reasonable costs and reasonable attorneys' fees, specifically including reasonable attorneys' fees incurred in connection with any appeals, whether or not taxable as such by law.

         22.14 Time of the Essence. Time is of the essence of each provision of this Lease.

         22.15 Governing Law. This Lease shall be governed by and construed in accordance with the laws of the State of Florida.

         22.16 No Recording. This Lease shall not be recorded.

         22.17 Radon Gas Notification. In accordance with the requirements of Florida Statutes Section 404.056(8) the following notice is hereby given:

         RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your County Public Health Unit.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal on or as of the day and year first above written.

Signed, sealed and delivered                  K/B Opportunity Fund I, L.P.,
in the presence of:                           a Delaware Limited Partnership,
                                              acting through Koll Investment
                                              Management, Owner's Representative

                                              By:                         (SEAL)
----------------------------------                  ----------------------
Witness                                                 Ed Hogg


                                              Title:
----------------------------------                  ----------------------------
Witness


Signed, sealed and delivered                  Preferred Employers Group, Inc.
in the presence of:


                                              By:                         (SEAL)
----------------------------------                  ----------------------
Witness


                                              Title:
----------------------------------                  ----------------------------
Witness

                                    EXHIBIT A
                     TO OFFICE SPACE LEASE AGREEMENT BETWEEN
                    K/B OPPORTUNITY FUND I, L.P., AS LANDLORD
                 AND PREFERRED EMPLOYERS GROUP, INC., AS TENANT


                            LEGAL DESCRIPTION OF LAND


Bayshore:

According to the records at the Dade County Property Records Office, the subject property is located in Section 32, Township 52 South, Range 42 East, and is legally described as, "Lots, 8, 9, and 10, Block 2, AMENDED PLAT OF BAY RIDGE, according to the Plat thereof as recorded in Plat Book 20 at Page 8, together with; Block 2, less the West 75 feet thereof, REVISED AMENDED AND CORRECTED PLAT OF BISCAYNE SHORES UNIT #2, according to the plat thereof as recorded in Plat Book 40 at Page 81, both of the Public Records of Dade County, Florida."

                                    EXHIBIT B
                     TO OFFICE SPACE LEASE AGREEMENT BETWEEN
                    K/B OPPORTUNITY FUND I, L.P., AS LANDLORD
                 AND PREFERRED EMPLOYERS GROUP, INC., AS TENANT




                            [DIAGRAM OF FLOOR PLAN]

                                    EXHIBIT C
                     TO OFFICE SPACE LEASE AGREEMENT BETWEEN
                    K/B OPPORTUNITY FUND I, L.P., AS LANDLORD
                 AND PREFERRED EMPLOYERS GROUP, INC., AS TENANT

                                    EXHIBIT D
                     TO OFFICE SPACE LEASE AGREEMENT BETWEEN
                    K/B OPPORTUNITY FUND I. L.P., AS LANDLORD
                 AND PREFERRED EMPLOYERS GROUP, INC., AS TENANT


                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT, made this    day of                , 19__ by and
between K/B OPPORTUNITY FUND I, L.P. a Delaware Limited Partnership ("Landlord") and, Preferred Employers Group, Inc. ("Tenant").


                                   WITNESSETH:


         WHEREAS, Landlord and Tenant entered into that certain Office Space Lease Agreement, dated , the ("Lease") with respect to the demise of certain premises (the "Premises") , as more particularly described in the Lease; and

         WHEREAS, all terms defined in the Lease shall have the same meanings when referred to herein; and

         WHEREAS, Landlord and Tenant desire to confirm and acknowledge (i) the actual Lease Commencement Date, (ii) the commencement of Tenant's obligations attendant upon such Lease Commencement Date, (iii) the Lease Expiration Date, and (iv) the actual square footage of the Premises, as described and defined by the Lease.

         NOW, THEREFORE, in consideration of the premises hereof and the mutual promises and covenants contained herein and in the Lease, Landlord and Tenant hereby agree as follows:'

         1. The Lease Commencement Date shall be and the Lease Expiration Date shall be . It is understood and agreed by Landlord and Tenant that any and all of Tenant's covenants and obligations set forth in the Lease shall become effective as of the said Lease Commencement Date, including, but not limited to,
(i) Tenant's obligation to pay Base Rent and Additional Rent, (ii) Tenant's obligation to maintain insurance, and (iii) all other monetary or non-monetary covenants of Tenant set forth in the Lease.

         2. The number of square feet comprising the Premises is confirmed to be square feet, and such number of square feet shall be substituted for the approximate square footage as set forth in Article I of the Lease, and in each and every other Article of the Lease wherein reference is made to the approximate number of square feet comprising the Premises.

         EXCEPT as hereby modified and amended, all other terms, provisions, covenants and conditions of the Lease shall remain unmodified and in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this First Amendment to Lease to be executed by their duly authorized representations on or as of the day and year first above written.

Signed, sealed and delivered                  K/B Opportunity Fund I, L.P.,
in the presence of:                           a Delaware Limited Partnership,
                                              acting through Koll Investment
                                              Management, Owner's Representative

                                              By:                         (SEAL)
----------------------------------               -------------------------
Witness                                                  Ed Hogg


                                              Title:
----------------------------------                  ----------------------------
Witness


Signed, sealed and delivered                  Preferred Employers Group, Inc.
in the presence of:


                                              By:                         (SEAL)
----------------------------------               -------------------------
Witness


                                              Title:
----------------------------------                  ----------------------------
Witness

                                    EXHIBIT E

                     TO OFFICE SPACE LEASE AGREEMENT BETWEEN

                    K/B OPPORTUNITY FUND I, L.P., AS LANDLORD

                 AND PREFERRED EMPLOYERS GROUP, INC., AS TENANT


                              RULES AND REGULATIONS


         The following rules and regulations ("Rules and Regulations") have been formulated for the safety, comfort and well-being of all tenants of the Office Complex. Strict adherence to the Rules and Regulations is necessary to guarantee that each and every tenant will enjoy a sa e and undisturbed occupancy of its premises in the Office Complex. Any continuing violation of the Rules and Regulations by any tenant shall constitute a default by such tenant under its Lease. Unless the context otherwise requires, the terms used in this Exhibit that are defined in the Lease shall have the same meaning as provided in the Lease.

         1. Landlord's Right to Control, Generally. Landlord shall have the right to control and.operate the public portions of the Office Complex, and the facilities furnished for the common use of the tenants of the Office Complex, in such manner as Landlord deems best for the benefit of the tenants generally.

         2. Use. The use of its premises by any tenant shall not be changed without the prior written approval of Landlord. No space in the Office Complex shall be used for the manufacture of goods for sale in the ordinary course of business, or for the sale at auction of merchandise, goods or property of any kind. The premises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purposes.

         3. No Obstructions. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, halls and other parts of the Office Complex not exclusively occupied by any tenant shall not be obstructed or blocked by any tenant or used for any purpose other than ingress and egress to and from each tenant's premises. If a tenant's premises are situated on the ground floor of the Office Complex, the tenant thereof shall, at such tenant's own expense, keep the sidewalks and curb directly in front of its premises clean and free from trash and debris. Mats, trash or other objects shall not be placed in any public corridors of the Office Complex. No tenant shall permit the congregation of persons in its premises in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and other public portions or facilities of the Office Complex by other tenants. No tenant shall throw anything out of the doors or windows or down the corridors or stairs of the Office Complex.

         4. No Disturbances. No Tenant shall make any unseemly or disturbing noises or disturb or interfere with the occupants of the Office Complex or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, whistling, signing, or in any other way. No tenant shall construct, maintain, use or operate within its respective premises any electrical device, wiring or apparatus in connection with a loudspeaker or other sound system, except as reasonably required as part of a communication system approved prior to the installation thereof by Landlord. No such loudspeaker or sound system shall be constructed, maintained, used or operated outside the premises. Tenant may cook or heat food within the kitchen area of its premises. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or permeate from its premises.

         5. No Canvassing. Canvassing, soliciting and peddling in the Office Complex is prohibited and each tenant shall cooperate to prevent the same.

         6. No Awnings, Etc. No awnings or other projections shall be attached to the outside walls of the Office Complex or to the exterior of any tenant's premises without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of any tenant's premises without the prior written consent of Landlord. All awnings, projections, curtains, blinds, shades, screens and other fixtures must be of a quality, type, design and color, and must be attached in the manner, approved by Landlord. Any drapes in any tenant's premises which are visible from the exterior of the Office Complex, whether installed by such tenant or Landlord, must be cleaned by such tenant, at its expense, at least once per year without notice from Landlord.

         7. No Showcases, Markings, Etc. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Office Complex, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord. There shall be no marking, painting, drilling into or defacement of the Office Complex or any part of the premises that is visible from public areas of the Office Complex.

         8. Restrooms. The restrooms, water and wash closets and other plumbing fixtures in the Office Complex shall not be used for any purposes other than those for which they were constructed, and no debris, rubbish, rags or other foreign substances of any kind shall be disposed of therein. Any damage resulting from misuse of the restrooms, water and wash closets and other plumbing fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

         9. Bicycles, Animals. No bicycles or vehicles and no animals, birds or pets of any kind shall be brought into or kept in or about the Office Complex or any tenant's premises, except that this rule shall tot prohibit the parking of bicycles or vehicles in the garage in the Office Complex.

         10. Flammable Materials. No flammable, combustible or explosive fluid, chemical or substance shall be brought into or kept upon any tenant's premises.

         11. Locks. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in any existing locks or the locking mechanism therein without prior notice to Landlord and Tenant providing Landlord copies of the keys to such locks or bolts at the same time are installed or changed. All doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each tenant shall, upon the termination of its tenancy, restore to the Landlord all keys of stores, offices, storage and toilet rooms either furnished, to, or otherwise procured by such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the replacement cost thereof.

         Tenant, at its expense will have the right to install various security devices, including, but not limited to: keyless entry on exterior and interior doors; burglar, sonic and/or smoke detectors/alarms. Tenant to provide codes and disarming procedure to Landlord who shall keep same confidential.

         12. Theft or Loss. Each tenant shall be responsible for the protection and security of its premises and all property therein from robbery, theft, vandalism, pilferage or other loss. Each tenant, before closing and leaving the premises at any time, shall see that all windows and doors are closed and locked and all lights are turned off. Tenant shall furnish Landlord with "after-hours" emergency telephone numbers, for the sole use of Landlord at its discretion. Except for emergency purposes, Landlord will use its best efforts to keep such telephone numbers confidential.

         13. Freight, Hand Trucks. Landlord reserves the right to inspect all freight to be brought into the Office Complex and to exclude from the Office Complex all freight which violates any of these Rules and Regulations or the Lease. There shall not be used in any tenant's premises, or in any halls or corridors of the Office Complex, either by any tenant or by any other persons in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. Each tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries made by or for such tenant to the Office Complex.

         14. Maintenance of Nonstandard Finishes. Landlord shall not maintain any suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need arise for repairs of items not maintained by Landlord, Landlord will arrange for the work to be done at the expense of the tenant for which the work was performed.

         15. Landlord's Employees. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management of the Office Complex. The requirements of tenants will be attended to only upon application to Landlord, and any such special requirements shall be billed to the tenant for which such work is performed (and paid by such tenant with its next installment of rent) in accordance with the schedule of charges maintained by Landlord from time to time or at such charge as is agreed upon in advance by Landlord and such tenant.

         16. Landlord's Reserved Rights. Landlord reserves the right to exclude from the Office Complex at all times any person who is not known or does not properly identify himself to the Office Complex management or watchman on duty. Landlord may, at its option, require all persons admitted to or leaving the Office Complex between the hours of 6:00 p.m. and 7:30 a.m., Monday through Friday, and at any hour on Saturdays, Sundays and legal holidays, to register. Each tenant shall be responsible for all persons for whom it authorizes entry into the Office Complex, and shall be liable to Landlord for all acts or omissions of such persons.

         17. Compliance. Tenant shall be responsible for the compliance by its employees and agents with the foregoing Rules and Regulations, and, with respect to Tenant's customers, invitees and guests, Tenant shall exercise due diligence in the enforcement and observation of these Rules and Regulations.

         18. Enforcement by Landlord. If any tenant violates or fails to comply with any of its obligations as set forth in these Rules and Regulations or the Lease promptly after written notice from Landlord of such violation or non-compliance, then Landlord or its duly appointed employees, agents or contractors shall have the right to undertake such acts as may be reasonably necessary to cure or eliminate such violation or non-compliance at the sole cost of such tenant, which cost shall constitute Additional Rent under such tenant's lease.

         19. Waiver. No release or waiver by Landlord of any provisions herein shall be enforceable by the tenant in whose favor such waiver is granted unless in writing and executed by Landlord. The failure by Landlord to insist upon the strict performance of any of the terms or provisions hereof shall not be deemed a waiver of any rights or remedies of Landlord or a waiver of any subsequent violation or failure of compliance with these Rules and Regulations as the same may be amended from time to time.

         20. Amendment. Landlord shall have the right to promulgate additional Rules and Regulations, amend or rescind any of the foregoing Rules and Regulations from time to time as Landlord, in its sole discretion, deems suitable for the safety, care and cleanliness of the Office Complex and the conduct of a first class office building therein. Each tenant shall comply with all new or amended Rules and Regulations upon receipt of written notice of the same from Landlord.

         21. Consent. Whenever the consent or approval of Landlord is required pursuant to these Rules and Regulations, such consent shall be in writing, and may be given or withheld by Landlord in its sole discretion.

         22. Conflict with Lease. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend the terms, provisions, agreements, covenants and conditions of the Lease. In the event of any conflict between the Rules and Regulations and the Lease, the terms and provisions of the Lease shall prevail.

                                    EXHIBIT F

                     TO OFFICE SPACE LEASE AGREEMENT BETWEEN

                    K/B OPPORTUNITY FUND I, L.P., AS LANDLORD

                 AND PREFERRED EMPLOYERS GROUP, INC., AS TENANT


                           TENANT ESTOPPEL CERTIFICATE

Re: Property Address:___________________________________________________________

Lease Date:_____________________________________________________________________

Between           K/B OPPORTUNITY FUND I, L.P., a Delaware Limited Partnership,
                  Landlord

and               PREFERRED EMPLOYERS GROUP, INC., Tenant

Square Footage   _____________
Leased:          _____________

Suite No.        _____________

Floor            _____________

The undersigned, Tenant under the above referenced lease ("Lease") , certifies to K/B Opportunity Fund I L.P. the following:

1. The above-described Lease has not been canceled, modified, assigned, extended or amended except as follows:___________________________________________________
________________________________________________________________________________
________________________________________________________________________________


2. Rent has been paid to the first day of the current month and all additional rent"'has been paid and collected in a current manner. There is no prepaid rent, except $_______________ and the amount of security deposit is $________________.

3. We took possession of the leased premises on ______________ and commenced to pay rent on ____________ in the amount of $_________________________.

4. The Lease terminates on ___________________________ and we have the following renewal option(s):_____________________________________________________________.

5. All work to be performed for us under the Lease has been performed as required and has been accepted by us, except __________________________________.
________________________________________________________________________________

6. The Lease is in full force and effect and free from default thereunder by Landlord or Tenant, and we have no claims or defenses against the Landlord or offsets against rents or other sums due under the Lease.

7. No event has occurred which authorizes, or with the passage of time will authorize, Landlord or Tenant to terminate this Lease.

8. The undersigned has received no notice of prior sale, transfer or assignment, hypothecation or pledge of the said Lease or of the rents received therein, except ________________________________________________________________________.

9. The undersigned has not assigned, or transferred the said Lease or sublet all or any portion of the demised premises ("Premises") nor does the undersigned hold the Premises under assignment or sublease, except ________________________.

10. The base year for operating expenses and real estate taxes, as defined in the said Lease, is ____________________________________________________________.

11. The undersigned has no other interest in any other part of the building of which the Premises form a part or to any personal property appurtenant thereto or used in connection therewith except ________________________________________.

12. The undersigned has no right or option pursuant to the said Lease or otherwise to purchase all or any part of the Premises or the building of which the Premises are a part.

13. There are no other agreements written or oral between the undersigned and the Landlord with respect to the Lease and/or the leased premises and building.

14. The statements contained herein may be relied upon by the Landlord under the said Lease by any prospective purchaser of the fee of the Premises, and by any prospective mortgagee of Landlord's interest in the Premises.

      If we are a corporation, the undersigned is a duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under his name.

In any event, the undersigned individual is duly authorized to execute this certificate.

Dated this _________ day of _____________________, 19__.

Tenant: PREFERRED EMPLOYERS GROUP, INC.


By:_____________________________________

                                 A D D E N D U M

This Addendum is to and forms a part of the Lease dated August 1, 1994 between K/B Opportunity Fund I, L.P., a Delaware Limited Partnership ("Landlord") and Preferred Employers Group Inc. ("Tenant"). To the extent the terms of this Addendum conflict with those contained in the Lease, the terms of this Addendum shall control. The terms of the Lease which are not modified by the terms of this Addendum shall remain the same and in effect.

1. Base Rent: The annual base rent to be paid in accordance with Paragraph 3 of the Lease shall be as follows:

                  Months:    1-12:       $ 7.00 per square foot
                            13-24:       $14.00 per square foot
                            25-36:       $14.70 per square foot
                            37-48:       $15.30 per square foot
                            49-60:       $16.00 per square foot
                            61-84:       $17.00 per square foot

2. Option to Renew: Provided that Tenant is not in default of any of the terms or conditions of this Lease at the time Tenant gives notice that it wishes to exercise the renewal option or at the time the option term is scheduled to commence, then the Tenant shall have the option, to be exercised by written notice to Landlord at least six (6) months prior to the expiration of the original term of this Lease, and first renewal term respectively, to renew this Lease for one (1) additional five year term ("First Renewal Term"), and then one (1) additional five year term ("Second Renewal Term") upon the terms and conditions provided in the original Lease. Notwithstanding the foregoing, however, the base rent payable during the First Renewal Term shall be 95% of the market value for equivalent space in the Office Complex, as determined by the average of the latest three leases for office space in the Office Complex, which leases shall be for space of at least 6,000 contiguous square feet and on a floor higher that the sixth floor of the Office Complex, as of the date Tenant exercises the option. However, if there have not been three leases for such space within the 18 month period prior to the date Tenant exercises its option for the First Renewal Term, then the market value for equivalent space in the Office Complex shall be determined by the average of the latest three leases for office space in the same class building within a two mile radius of the Office Complex and which will be for space of at least 6,000 contiguous square feet and on a floor higher than the sixth floor of such building, together with any leases written for office space in the Office Complex for space of at least 6,000 contiguous square feet and on a floor higher than the sixth floor of the Office complex during the 18 month period prior to the date Tenant exercises its option for the First Renewal Term. The base rent payable during the Second Renewal Term shall be 95% of the market value for equivalent space in the Office Complex, as determined by the average of the latest three leases for office space in the Office Complex, which leases shall be for space of at least 6,000 contiguous square feet and on a floor higher than the sixth floor of the Office Complex, as of the date Tenant exercises its Option for the Second Renewal Term. However, if there have not been three leases for such space within the 18 month period prior to the date Tenant exercises its Option for the Second Renewal Term, then the market value for equivalent space in the Office Complex shall be determined by the average of the latest three leases for office space in the same class building within a two mile radius of the Office Complex and which will be for space of at least 6,000 contiguous square feet and on a floor higher than the sixth floor of such building, together with any leases written for office space in the Office Complex for space of at least 6,000 contiguous square feet and on a floor higher than the sixth floor of the Office Complex during the 18 month period prior to the date Tenant exercises its option for the Second Renewal Term.

         Notwithstanding the foregoing, if Tenant fails or is unable to exercise its Option for the First Renewal Term, then Tenant's Option for the Second Renewal Term, shall become void. There shall be no further right of renewal.

3. Building Signage: Tenant shall have the right to install a single channel sign on the exterior of the property displaying the Tenant's corporate name. Signage type and location shall be at the sole discretion of the Landlord and in accordance with all zoning requirements. The construction and installation of the sign shall be at the Tenant's sole cost and expense.

4. Tenant Improvements. Within seven (7) business days of full execution of this Lease, Landlord shall commence a formal bid process to obtain competitive pricing for construction of improvements as set forth herein. Thereafter, Landlord shall build the premises with building standard materials and substantially in accordance with the space plan prepared by Tenant. Said space plan shall be attached as Exhibit "C" no later than one (1) week after the lease is fully executed. Landlord shall contribute up to $20.00 per rentable square foot towards the construction, construction management, architectural and other fees. In no event shall Landlord's financial obligation towards the construction exceed this amount. Tenant shall pay all costs in excess of this amount.

5. Delivery and Acceptance of Premises. Tenant shall accept the Premises from Landlord "as is". Tenant's taking of possession of the Premises shall conclusively establish that Tenant has accepted the Premises, that the Premises are in satisfactory condition, and that the Premises are acceptable for Tenant's contemplated use.

6. Right of First Refusal. Before entering a Lease for all or a portion of the space in the area shown in Exhibit B-2 ("Additional Space"), Landlord shall notify Tenant in writing of the status of the proposed Lease and the terms of that Lease. Within five (5) business days of Landlord's written notice, Tenant may provide Landlord a written offer (which shall be delivered by recognized overnight courier or facsimile with a confirmation of transmission)to Lease Additional Space that is the subject of the proposed Lease according to the terms of the proposed Lease , as evidenced by a signed letter of intent to Landlord from the proposed Tenant of the additional space. The Lease Term for the Additional Space shall run concurrently with the Term of this Lease, including all extensions and renewals, if applicable. Within thirty (30) days after Tenant has exercised its Right of First Refusal, Landlord and Tenant shall execute a Lease Modification Agreement reflecting the modifications of the Lease, with the Lease Term of the Additional Space commencing upon Tenant's occupancy of the Additional Space. Notwithstanding the terms of this paragraph to the contrary, Tenant may not exercise this right of First Refusal at a time when it is in default under this Lease.

7. Lease Interpretation: The portions of the Lease which are crossed out shall be omitted form the Lease and those which are shaded shall be added.

Landlord and Tenant have executed this Addendum on the date stated above.

Signed, sealed and delivered                  K/B Opportunity Fund I, L.P.,
in the presence of:                           a Delaware Limited Partnership,
                                              acting through Koll Investment
                                              Management, Owner's Representative

                                              By:                         (SEAL)
----------------------------------               -------------------------
Witness                                                    Ed Hogg


                                              Title:
----------------------------------                  ----------------------------
Witness

Signed, sealed and delivered                  Preferred Employers Group, Inc.
in the presence of:


                                              By:                         (SEAL)
----------------------------------               -------------------------
Witness


                                              Title:
----------------------------------                  ----------------------------
Witness



                                       -3-